                                                                   EXHIBIT 10.3

                     THE COMPANIES LISTED IN SCHEDULE ONE
                     ------------------------------------

                                 (Mortgagors)



                                      AND



                          WESTPAC BANKING CORPORATION

                          ----------------------------
                                    (Agent)



                               -----------------

                                 DEED OF CHARGE

                               -----------------


                               Victorian property



                               COPYRIGHT RESERVED
                             ALLEN ALLEN & HEMSLEY
                             Level 46, MLC Centre,
                              19-29 Martin Place,
                                SYDNEY NSW 2000

                                 Tel: 229 8765
                               Doc. Ref: MEB3RYD3
                              Ref: PJC 817534 MEB

                               TABLE OF CONTENTS
                               -----------------

     Clause                                          Page
     ------                                          ----

1.    INTERPRETATION
      --------------

      1.1  Definitions
      1.2  General
      1.3  Document or agreement
      1.4  Joint and several obligations

2.    CHARGE
      ------

      2.1  Charge
      2.2  Prospective liability
      2.3  Increase in prospective liability

3.    NATURE OF CHARGE
      ----------------

      3.1  Priority
      3.2  Nature of charge
      3.3  Dealing with Mortgaged Property
      3.4  Crystallisation
      3.5  De-crystallisation
      3.6  Dealing with proceeds

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      4.1  Representations and warranties
      4.2  Reliance on representations and warranties

5.    COVENANTS
      ---------

      5.1  Covenants
      5.2  General covenants
      5.3  Covenants relating to Mortgaged Property
      5.4  Term of covenants
      5.5  Financial undertakings
      5.6  Definitions

6.    FURTHER ASSURANCES
      ------------------

      6.1  Further assurances
      6.2  Interest in land
      6.3  Title documents

7.    EVENTS OF DEFAULT
      -----------------

      7.1  Events of Default
      7.2  Consequences

                                     (ii)

     Clause                                          Page
     ------                                          ----
8.    APPOINTMENT OF RECEIVER
      -----------------------

      8.1  Appointment
      8.2  Agent of Mortgagors
      8.3  Receiver's powers

      8.4  Receiver appointed after commencement
           of winding up
      8.5  Powers exercisable by the Agent
      8.6  Withdrawal

9.    POWER OF ATTORNEY
      -----------------

10.   COMPLETION OF BLANK SECURITIES
      ------------------------------

11.   PERFORMANCE OF MORTGAGORS' OBLIGATIONS
      --------------------------------------

12.   STATUTORY POWERS
      ----------------

      12.1  Powers in augmentation
      12.2  Leasing
      12.3  Notice not required

13.   APPLICATION OF MONEYS RECEIVED
      ------------------------------

      13.1  Order
      13.2  Moneys actually received
      13.3  Amounts contingently due
      13.4  Notice of subsequent Security Interests
      13.5  Conversion of currencies on application

14.   OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY
      ------------------------------------------------

15.   PROTECTION OF AGENT, RECEIVER AND ATTORNEY
      ------------------------------------------

16.   PROTECTION OF THIRD PARTIES
      ---------------------------

      16.1  No Enquiry
      16.2  Receipt

17.   EXPENSES, INDEMNITY
      -------------------

      17.1  Expenses
      17.2  Indemnity
      17.3  Amounts in foreign currency

18.   FOREIGN CURRENCY INDEMNITY
      --------------------------

19.   STAMP DUTIES
      ------------

                                     (iii)

       Clause                                          Page
       ------                                          ----
20.   INTEREST ON OVERDUE AMOUNTS
      ---------------------------

      20.1  Interest
      20.2  Rate
      20.3  Foreign currency basis

21.   CERTIFICATE AS TO AMOUNT OF SECURED MONEYS
      ------------------------------------------

22.   SURVIVAL OF REPRESENTATIONS AND INDEMNITIES
      -------------------------------------------

23.   CONTINUING SECURITY
      -------------------

24.   OTHER SECURITIES
      ----------------

25.   WAIVERS, REMEDIES CUMULATIVE
      ----------------------------

26.   CONSENTS AND OPINION
      --------------------

27.   SEVERABILITY OF PROVISIONS
      --------------------------

28.   MORATORIUM LEGISLATION
      ----------------------

29.   ASSIGNMENTS
      -----------

30.   NOTICES
      -------

31.   AUTHORISED OFFICERS
      -------------------

32.   GOVERNING LAW AND JURISDICTION
      ------------------------------

33.   THIRD PARTY PROVISIONS
      ----------------------

      33.1  Security not to be affected
      33.2  Principal and independent obligation
      33.3  No marshalling
      33.4  No competition
      33.5  Suspense account
      33.6  Rescission of payment
      33.7  Variation
      33.8  Indemnity

34.   SET OFF
      -------

35.   COUNTERPARTS
      ------------

36.   ACKNOWLEDGEMENT BY MORTGAGOR
      ----------------------------

37.   ATTORNEYS
      ---------

      EXECUTION PAGE
      --------------

THIS DEED is made on   5 April 1991
---------

BETWEEN:
-------

1.   THE COMPANIES LISTED IN SCHEDULE ONE (each a "Mortgagor"); and
     ------------------------------------

2.   WESTPAC BANKING CORPORATION A.R.B.N. 007-457-141 of 60 Martin Place,
     ------------------------------------------------
     Sydney (the "Agent").

WHEREAS:
-------

A. From time to time a Mortgagor may wish the Mortgagees to provide advances and accommodation to a Mortgagor or another person.

B. This charge is given to the Agent as trustee for itself and any other Mortgagee.

NOW THIS DEED WITNESSES and it is agreed as follows.
-----------------------

1.   INTERPRETATION
-------------------

1.1  Definitions
----------------

When used in this Deed the following terms have the following meanings unless the context requires otherwise.

"Agency Agreement" means the agreement so entitled dated on or about the date of
 ----------------
this Deed between (among others) the Agent, certain banks and financial institutions and the Mortgagors.

"Associate" means:
 ---------

(a)  a Related Body Corporate of a Mortgagor;

(b) any person, or the trustee or manager of any trust, which has a Controlling Interest in a Mortgagor or a Related Body Corporate of a Mortgagor;

(c)  a Related Body Corporate of any corporation or trust included in paragraph
     (b) or (e);

(d) any director of any corporation included in paragraph (a), (b) or (c) or of the manager or of the trustee of any trust included in paragraph (a),
     (b) or (c) or any spouse, child, parent or sibling of any such director;

(e) any corporation, or the trustee or manager of any trust, in which any one or more persons or trusts mentioned in paragraph (a), (b), (c), (d), (e),
     (f) or (g) alone or together has a Controlling Interest;

(f) the trustee of any discretionary trust of which any person included in paragraph (a), (b), (c), (d), (e) or (g) is a beneficiary (whether or not through one or more other discretionary trusts); or

(g) any corporation of which a director of a Mortgagor or a Related Body Corporate of a Mortgagor is also a director.

For the purposes of this definition:

(i) where a person is a beneficiary of a discretionary trust, that person shall be deemed to own, and control, all the assets of that trust;

(ii)  "director" has the meaning given in the Corporations Law; and

(iii) a person has a "Controlling Interest" in a corporation or trust if:

     (A) the corporation or its directors, or the trustee or manager of the trust or its directors, are accustomed or under an obligation, whether formal or informal, to act in accordance with the directions, instructions or wishes of that person or of that person in concert with others; or

     (B) the person has a relevant interest as defined in the Corporations Law in aggregate in more than 20% of the issued or voting shares, units or other interests in the corporation or trust (in number, voting power or value), or would have such a relevant interest if any rights were exercised to subscribe for, or acquire or convert into, shares, units or other interests which are issued or unissued were exercised. The definition of relevant interest will apply as if units or other interests were shares.

"Attorney" means any attorney appointed under this Deed or any Collateral
 --------
Security.

"Authorisation" includes:
 -------------

(a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Governmental Agency; or

(b) in relation to anything which will be prohibited or restricted in whole or part by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of such period without such intervention or action.

"Authorised Officer" means:
 ------------------

(a) in respect of a Mortgagor, any director or secretary, or any person from time to time nominated as an Authorised Officer by that Mortgagor by a notice to the Agent accompanied by certified copies of signatures of all new persons so appointed; and

(b) in respect of the Agent, any person whose title includes the word "Manager" or "President" or cognate expressions (including any person acting in any such office) or any secretary or director.

"Borrower" means The Galore Group Limited, GLG Australia Limited, The Galore
 --------
Group (USA) Inc., Vilbrent Pty. Limited or any other Charging Group Member which incurs Financial Indebtedness to a Mortgagee.

"Business Day" means a day (not being a Saturday or a Sunday) on which banks are
 ------------
open for general banking business in Sydney.

"Charging Group Member" means:
 ---------------------

(a)  a Mortgagor; or

(b) any Related Body Corporate of a Mortgagor which has granted a first charge over all its assets and undertaking to the Agent satisfactory to the Agent to secure the Secured Moneys.

"Collateral Security" means any Security Interest, Guarantee or other document
 -------------------
or agreement at any time created or entered into by a Mortgagor under this Deed or otherwise as security for any Secured Moneys, satisfactory to the Agent.

"Core Business" means:
 -------------

(a) the manufacture, wholesaling and retailing of barbecues, heaters, camping equipment, leisure products and related accessories;

(b)  the distribution of domestic LP gas and leisure products; and

(c) the retailing of prescription glasses and frames and other optical products through dispensing units whether or not with on-site laboratories established under the name "Optic Express".

"Event of Default" means any of the events specified in Clause 7.
 ----------------

"Excluded Taxes" means any Tax imposed by any jurisdiction on the net income of
 --------------
a Mortgagee as a consequence of the Mortgagee being a resident of or organised or doing business in that jurisdiction but not any Tax:-

(a) which is calculated on or by reference to the gross amount of any payments derived by a Mortgagee under any Transaction Document or any other document referred to in any Transaction Document (without the allowance of any deduction); or

(b) which is imposed as a result of a Mortgagee being considered a resident of that jurisdiction or organised or doing business in that jurisdiction solely as a result of it being a party to any Transaction Document or any transaction contemplated by any Transaction Document.

"Financial Indebtedness" means any indebtedness, present or future, actual or
 ----------------------
contingent, in respect of moneys borrowed or raised or any financial accommodation whatsoever. It includes without limitation any indebtedness under or in respect of any bill, acceptance, endorsement, Guarantee, interest, gold or currency exchange, hedge or other arrangement, redeemable share, discounting arrangement, finance or capital Lease, hire purchase, deferred purchase price (for more than 90 days) of any asset or service, any obligation to deliver goods or other property or to provide services paid for in advance by any financier or in relation to any other financing transaction.

"Galore Guarantee" means any guarantee and indemnity agreement entered into
 ----------------
between the Guarantor and the Agent.

"Governmental Agency" means any government or any governmental, semi-
 -------------------
governmental or judicial entity or authority.

"Guarantee" means any guarantee, indemnity, letter of credit, legally binding
 ---------
letter of comfort or suretyship or any other obligation (whatever called and of whatever nature):

(a)  to pay or to purchase;

(b) (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets, rights or services, or otherwise) to provide funds for the payment or discharge of;

(c)  to indemnify against the consequences of default in the payment of; or

(d)  otherwise to be responsible for,
any obligation or indebtedness, any dividend, capital or premium on shares or stock, or the insolvency or financial condition of any other person.

"Guarantor" means Cook-On Gas Products (Australia) Pty. Limited (A.C.N. 001 532
 ---------
912).

"Holding Company" means The Galore Group Limited incorporated in the Australian
 ---------------
Capital Territory.

"Intellectual Property" means any intellectual or industrial property including
 ---------------------
without limitation:

(a) any patent, trade mark or service mark, copyright, registered design, trade secret, or confidential information; or

(b) any licence or other right to use or to grant the use of any of them or to be the registered proprietor or user of any of them.


"Lease" means:
 -----

(a) any lease, licence, charter, hire purchase or hiring arrangement of any asset;

(b) any other agreement or arrangement under which any asset is or may be used or operated by a person other than the owner; or

(c) any agreement or arrangement under which any asset is or may be managed or operated for or on behalf of the owner or another person by a person other than the owner, and the operator or manager or its Related Body Corporate or associate (whether in the same or another agreement or arrangement) is required to make or assure minimum, fixed and/or floating rate payments of a periodic nature,

(other than agreements under which the manager of a joint venture uses assets owned by the joint venturers on behalf of the joint venture),

and where used as a verb is defined accordingly.

"Licenced Optometrist" means a optometrist which has a subsisting agreement or
 --------------------
arangement for a licence of facilities with Optic Express Pty. Limited.

"Liquidation" includes official management, compromise, receivership,
 -----------
amalgamation, administration, reconstruction, winding up, dissolution, assignment for the benefit of creditors, arrangement or compromise with creditors, bankruptcy or death.

"Marketable Security" has the meaning given in the Corporations Law, but also
 -------------------
includes:

(a)  a right or an option in respect of unissued Marketable Securities;

(b) a document referred to in the exceptions to the definition of debenture in the Corporations Law, or a right or option in respect of issued or unissued such documents;

(c) a unit or other interest in a trust or a right or option in respect of issued or unissued units or other interests in a trust; and

(d) a negotiable instrument or a right or option in respect of issued or unissued negotiable instruments.

"Material Adverse Effect" means, in the opinion of the Agent a material adverse
 -----------------------
effect upon the ability of any Relevant Company to perform its obligations under any Transaction Document or upon the security of any Mortgagee or the financial condition or business of any Relevant Company.

"Material Document" means:
 -----------------

(a) any Lease (including, without limitation, any right to use Intellectual Property or any franchise); or

(b) any other document or agreement which is material to the business of a Mortgagor, the Mortgaged Property or the security of any Mortgagee, or which is reasonably specified by the Agent as being so.

"Mortgaged Property" means all assets and undertaking of a Mortgagor charged or
 ------------------
mortgaged under this Deed or any Collateral Security.

"Mortgagee" means:
 ---------

(a)  the Agent;

(b) any company, bank or financial institution for which the Agent is acting as agent or trustee under the Agency Agreement;

(c) any other person which the Mortgagors and the Agent agree is to be a Mortgagee for the purposes of this Deed; or

(d)  any successor or assignee of any of the above.

"Nominated Account" means any bank account opened by a Mortgagor before or after
 -----------------
the execution of this Deed at the request of the Agent.

"Potential Event of Default" means any event which with the passage of time
 --------------------------
and/or the giving of notice would be an Event of Default.

"Power" means any power, right, authority, discretion or remedy which is
 -----
conferred on any Mortgagee or any Receiver or Attorney:

(a)  by this Deed or any Collateral Security; or

(b)  by law in relation to this Deed or any Collateral Security.

"Receiver" means any receiver or receiver and manager appointed under this Deed
 --------
or any Collateral Security.

"Related Body Corporate" has the meaning given in the Corporations Law but on
 ----------------------
the basis that "Subsidiary" when used in the Corporations Law has the meaning given in this Deed and "corporation" includes trusts.

"Relevant Company" means a Mortgagor, a Borrower or any of their Subsidiaries or
 ----------------
any person who gives or creates a Guarantee or Security Interest in respect of any of the Secured Moneys.

"Secured Moneys" means all moneys which the Guarantor (whether alone or with any
 --------------
other person) is or at any time may become actually or contingently liable to pay to or for the account of a Mortgagee (whether alone or with any other person) under a Galore Guarantee.

"Security Interest" means any mortgage, pledge, lien or charge or any security
 -----------------
or preferential interest or arrangement of any kind, or any other right of or arrangement with any creditor to have its claims satisfied prior to other creditors with, or from the proceeds of, any asset (including, without limitation, retention of title other than in the course of day-to-day trading and any deposit of money by way of security) but excluding any charge or lien arising in favour of any Governmental Agency by operation of law provided there is no default in payment of the moneys secured by such charge or lien.

"Subsidiary" has the meaning given in the Corporations Law but so that:
 ----------

(a) a corporation shall also be deemed to be a Subsidiary of another corporation if that other corporation has appointed or is in a position to appoint a director or directors who are in a position to cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a meeting of the board of directors of the first-mentioned corporation;

(b) a trust may be a Subsidiary, for the purposes of which any units or other beneficial interests will be deemed shares; and

(c) a corporation or trust may be a Subsidiary of a trust if it would have been a Subsidiary if that trust were a corporation.

"Tax" includes any tax, levy, impost, deduction, charge, rate, duty, compulsory
 ---
loan or withholding which is levied or imposed by a Governmental Agency, including (without limitation) any withholding, income, stamp or transaction tax, duty or charge together with any related interest, penalty, charge, fee or other amount.

"Transaction Document" means:
 --------------------

(a) this Deed, the Agency Agreement, any Galore Guarantee or any Collateral Security;

(b)  (i)   any agreement for or relating to the provision of financial accommodation to or for the account of a Borrower by a Mortgagee, whether alone or with any other person, including without limitation a Security Interest;

     (ii) any document or agreement defined as a Transaction Document in such agreement; or

     (iii) any other document or agreement which a Mortgagor and the Agent at any time agree is to be a Transaction Document for the purposes of this Deed;

(c)  any document or agreement:

     (i) to which a Mortgagor and/or a Borrower is or becomes party (whether or not with others) and either:

           (A)   the Agent (whether or not with others) is or becomes a party;
                 or

           (B) rights under that document or agreement are assigned to the Agent (whether or not with others); or

     (ii) which in any way relates to or requires the payment of any Secured Moneys; or

(d) any document or agreement entered into under, or for the purpose of amending or novating, any of them (including, without limitation, any undertaking by or to a party or its lawyers).

"Treasury Facility' means any transaction or arrangement relating to the
 -----------------
purchase (whether spot or forward), exchange, hedging, fixing, adjustment or indemnification in respect of interest, currency or financial instruments, indebtedness or indicators of any kind or any other treasury operation.

"Unpaid Capital" means any uncalled or unpaid share capital or premiums of a
 --------------
Mortgagor.

"US Subsidiary" means Barbeques Galore Inc. (incorporated in California), Pool
 -------------
Patio 'n Things Inc. (incorporated in California) or Galore Group (USA) Inc. (incorporated in Delaware).

1.2  General
------------

In this Deed headings are for convenience only and do not affect interpretation. Except to the extent that the context requires otherwise:

(a) references to any legislation or to any provision of any legislation include any modification or re-enactment of it, or any provision substituted for it, and all statutory instruments issued under such legislation or provision;

(b)  the singular includes the plural and vice versa;

(c)  any gender includes all genders;

(d)  words denoting an individual include a corporation and vice versa;

(e) references to Clauses and Schedules are references to clauses and schedules of this Deed;

(f) references to any document or agreement (including this Deed) include references to that document or agreement as amended, novated, supplemented or replaced from time to time;

(g) references to any party to this Deed or any other document or agreement include its successors or permitted substitutes or assigns;

(h) "writing" and cognate expressions include all means of reproducing words in a tangible and permanently visible form;

(i) "asset" includes any real or personal, present or future, tangible or intangible property or asset (including, without limitation, any Intellectual Property), and any right, revenue or benefits and any right or interest in, under or derived from any of the foregoing;

(j)  a limited partnership will be regarded as a corporation;

(k) an Event of Default will be deemed to be "subsisting" unless and until it has been waived in writing by the Agent or remedied to the satisfaction of the Agent; and

(l) without limiting the meaning of the term, references to amounts for which a person is contingently liable or which are contingently owing by a person include amounts which that person may become actually or contingently liable to pay on the occurrence of a contingency whether or not that liability will arise because of an obligation existing at the relevant time.

1.3  Document or agreement
--------------------------

In this Deed references to an "agreement" include any Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing and references to a "document" include any agreement (as so defined) in writing, or any certificate, notice, instrument or document of any kind.

1.4  Joint and Several obligations
----------------------------------

The obligations of each Mortgagor under this Deed are joint and several and this Deed will be binding on each Mortgagor notwithstanding anything done or omitted to be done by any other Mortgagor or by the Agent in relation to any Mortgagor.

2.   CHARGE
-----------

2.1  Charge
-----------

(a) Each Mortgagor charges to the Agent for itself and as trustee for the Mortgagees all its present and future assets and undertaking including, without limitation, Unpaid Capital but excluding any such assets or undertaking of a Mortgagor on the date of this Deed and on the date of any notice under Clause 31 which are on such date situate in the Australian Capital Territory, the Northern Territory or any State of Australia other than Victoria.

(b)  The charge secures the due and punctual payment of the Secured Moneys.

(c) The charge is given in consideration of the Mortgagees entering the Transaction Documents and/or providing or continuing to provide advances and financial accommodation from time to time to the Guarantor under any Galore Guarantee and/or for other valuable consideration received.

2.2  Prospective liability
--------------------------

Subject to Clause 2.3, for the purposes of the Corporations Law alone the maximum prospective liability (as defined in the Corporations Law) secured by this Deed is A$200,000,000 or its equivalent but this Clause does not limit the amount of actual liability at any time secured by or recoverable under this Deed.

2.3  Increase in prospective liability
--------------------------------------

The Agent may from time to time lodge a notice under section 268(2) of the Corporations Law on behalf of the Mortgagors specifying an increase in the maximum prospective liability secured by this Deed. From the date of lodgement the sum specified in Clause 2.2 will be deemed to be varied to the sum specified in the notice.

3.   NATURE OF CHARGE
---------------------

3.1  Priority
-------------

The charge is a first charge and takes priority over all Security Interests except those described in Schedule Two and ranks pari passu with each Collateral Security.

3.2  Nature of charge
---------------------

The charge operates:

(a)  as a fixed charge as regards all present and future:

     (i) freehold and leasehold property or any other interest in real property;

     (ii)    Unpaid Capital;

     (iii) machinery (other than stock-in-trade), plant, any item of equipment having a value in excess of A$50,000 or its equivalent;

     (iv) insurance policies, and any proceeds of any policy of an amount exceeding A$50,000;

     (v) books of account, registers, minute books, statements, invoices, accounting and other records (including without limitation those recorded electronically) and all software;

     (vi)    interests in any partnership;

     (vii)   Intellectual Property and goodwill;

     (viii)  Marketable Securities;

     (ix)    Authorisations;

     (x)     documents and agreements of any kind;

     (xi) book and other debts and the proceeds of such debts (other than proceeds which may be dealt with by a Mortgagor under Clause 3.6(a));

     (xii) accounts opened in the name of a Mortgagor or for the benefit of a Mortgagor under any Transaction Document (including the Nominated Accounts);

     (xiii) other assets that are not acquired for disposal in the ordinary course of a Mortgagor's business.

     and all right, title and interest of a Mortgagor in under or derived from the above (except as expressly provided); and

(b) subject to Clause 3.4, as a floating charge only as regards all other assets charged.

All sub-paragraphs of paragraph (a) are to be construed independently. None limits the generality of any other.

3.3  Dealing with Mortgaged Property
------------------------------------

(a)  Except with the prior written consent of the Agent, no Mortgagor may:

     (i) create or allow to exist any Security Interest over any Mortgaged Property which ranks in priority to, equally with or after this security; or

     (ii)  in any other way:

           (A)   dispose of;

           (B)   create or allow any interest in; or

           (C)   part with possession of,

           any Mortgaged Property, except:

           (D)   as expressly permitted in Clause 5 or any Transaction Document;

           (E)   subject to any Transaction Document (including this Deed):

                 (I) any disposal of or dealing with any asset for the time being subject to the floating charge in the ordinary course of its ordinary business; or

                 (II) any disposal of or dealing with any asset for the time being subject to the fixed charge the value of which is, or during any one calendar month the aggregate values of which are, less than A$50,OOO; or

(b) Where by law the Agent may not restrict the creation of any Security Interest over an asset ranking after the charge created by this Deed, then paragraph (a) will not restrict that creation, but each Mortgagor shall ensure that before any such Security Interest is created the holder of such Security Interest enters into a deed of priority in form and substance specified by the Agent.

3.4  Crystallisation
--------------------

The floating charge referred to in Clause 3.2 will automatically and immediately crystallise and operate as a fixed charge:

(a)  in respect of any asset:

     (i) upon notice to the relevant Mortgagor from the Agent (which it may only give following the occurrence of an Event of Default which is subsisting);

     (ii)  if the relevant Mortgagor:

           (A)   creates or allows any Security Interest over;

           (B)   sells, Leases or otherwise disposes of;

           (C)   creates or allows any interest in; or

           (D)   parts with possession of,

           that asset, in breach of any Transaction Document or agrees or attempts to do so or takes any step towards doing so without the prior written consent of the Agent;

     (iii) upon any step being taken with a view to levying or enforcing any distress, attachment or other execution on that asset or to enforcing any Security Interest in respect of that asset;

     (iv) upon the Commissioner of Taxation or its successor signing a notice under:

           (A)   section 218 or section 255 of the Income Tax Assessment Act
                 1936;

           (B)   section 38 of the Sales Tax Assessment Act 1930; or

           (C)   any similar legislation,

           which will affect that asset; or
           that asset, in breach of any Transaction Document or agrees or attempts to do so or takes any step towards doing so without the prior written consent of the Agent;

     (iii) upon any step being taken with a view to levying or enforcing any distress, attachment or other execution on that asset or to enforcing any Security Interest in respect of that asset;

     (iv) upon the Commissioner of Taxation or its successor signing a notice under:

           (A)   section 218 or section 255 of the Income Tax Assessment Act
                 1936;

           (B)   section 38 of the Sales Tax Assessment Act 1930; or

           (C)   any similar legislation, which will affect that asset; or

     (v) upon any Governmental Agency taking any step which may result in any amount of any Tax or any amount owing to a Governmental Agency ranking ahead of the floating charge with respect to that asset; or

(b)  in respect of all the Mortgaged Property:

     (i) if an order is made or a resolution is passed for the winding up of any Mortgagor; or

     (ii)  upon the security constituted by this Deed being enforced in any way.

Except where expressly stated no notice or action by the Agent is necessary for the charge to crystallise.

3.5  De-crystallisation
-----------------------

The Agent may at any time, by notice to the relevant Mortgagor, release from the fixed charge any asset which has become subject to a fixed charge under Clause
3.4. That asset will then again be subject to the floating charge and to the further operation of that Clause.

3.6  Dealing with proceeds
--------------------------

(a) Subject to any Transaction Document (including this Deed) a Mortgagor may deal with the proceeds of any book or other debt as it thinks fit where:

     (i)   the book or other debt arose in the ordinary course of its business;

     (ii) the proceeds do not arise from the sale or other disposal of, Lease of, or grant of any interest in, an asset the subject of the fixed charge;

     (iii) the proceeds are received before the floating charge crystallises in respect of all the Mortgaged Property and before anything occurs as described in Clause 3.4(a) with respect to the debt or those proceeds; and

(d) Each Mortgagor shall give notices and directions necessary or requested by the Agent to ensure paragraphs (b) and (c) are complied with.

(e) Failure by the Agent to require a Mortgagor to comply with this Clause will not constitute a waiver.

(f) Without prejudice to paragraph (e), if for any reason the Agent waives or is deemed to have waived the requirements of this Clause, the charge created by this Deed will still operate as a fixed charge in respect of the relevant debt or other asset under which the relevant moneys or proceeds are payable or receivable.

(g) In this clause "proceeds" includes moneys or consideration payable whether or not received by a Mortgagor.

4.   REPRESENTATIONS AND WARRANTIES
-----------------------------------

4.1  Representations and warranties
-----------------------------------

Each Mortgagor makes the following representations and warranties on the date of this Deed.

(a)   (Status): It is a corporation validly existing under the laws of the place
       ------
      of its incorporation specified above.

(b)   (Corporate power): It has the corporate power to enter into and perform
       ---------------
      its obligations under the Transaction Documents to which it is expressed to be a party, to carry out the transactions contemplated by those documents and to carry on its business as now conducted or contemplated.

(c)   (Corporate authorisations): It has taken all necessary corporate action to
       ------------------------
      authorise the entry into and performance of the Transaction Documents to which it is expressed to be a party, and to carry out the transactions contemplated by those documents.

(d)   (Documents binding): Each Transaction Document to which it is expressed to
       -----------------
      be a party is, subject to any necessary stamping and registration, its valid and binding obligation enforceable in accordance with its terms. This Deed is effective security over the Mortgaged Property with the priority stated in Clause 3.1.

(e)   (Transactions permitted): Neither the execution and performance by it of
       ----------------------
      the Transaction Documents to which it is expressed to be a party nor any transaction contemplated under any such document will violate in any respect any provision of:

      (i) any law or treaty or any judgment, ruling, order or decree of any Governmental Agency binding on it;

      (ii) its memorandum or articles of association or other constituent documents; or

      (iii) any other document or agreement which is binding upon it or its assets,

      and, except as may be provided by the Transaction Documents, did not and will not result in:

      (iv) the creation or imposition of any Security Interest on any of its assets under any of the foregoing; or

      (v) the acceleration of or cancellation of any obligation with respect to any Financial Indebtedness, or anything which constitutes (or which, with the giving of notice and/or lapse of time would constitute) an event of default, cancellation event, prepayment event or similar event (whatever called) under any agreement relating to Financial Indebtedness.

(f)   (Accounts):
       --------

      (i) Its most recent consolidated and unconsolidated audited accounts give a true and fair view of its and its Subsidiaries' state of affairs as at the date to which they relate and the results of its and its Subsidiaries' operations for the accounting period ended on that date.

      (ii) There has been no change in its and its Subsidiaries' state of affairs since that date which may have a material adverse effect upon it or its ability to perform its financial or other obligations under any Transaction Document.

      (iii) Those accounts have been prepared in accordance with all applicable laws and accounting principles and practices generally accepted in Australia consistently applied, except to the extent of departures from such principles and practices disclosed in such accounts.

      (iv) There is no material Financial Indebtedness or any other material contingent liability which is not disclosed in those accounts.

      (v) No indemnity has been executed by any Relevant Company for the purposes of obtaining an exemption, order or relief under section 313 of the Corporations Law.

(g)   (No litigation): No litigation, arbitration, Tax claim, dispute or
       -------------
      administrative proceeding is presently current or pending or, to its knowledge, threatened, which is likely to have a material adverse effect upon it or its Subsidiaries or its ability to perform its financial or other obligations under any Transaction Document or upon the security of the Agent.

(h)   (No default): Other than as disclosed to the Agent in writing prior to the
       ----------
      date of this Deed:

      (i) no Relevant Company is in default under any document or agreement (including without limitation any Authorisation) binding on it or its assets which default relates to Financial Indebtedness or is material.

      (ii) nothing has occurred which is or would with the giving of notice and/or lapse of time constitute an event of default, cancellation, prepayment event or similar event (whatever called) under any such document or agreement (and which is subsisting).

(i)   (Authorisations): All Authorisations, if any, required in relation to the
       --------------
      execution, delivery or performance by it and the validity and enforceability of the Transaction Documents to which it is a party and the transactions contemplated by such documents have been obtained or effected and are in full force and effect.

(j)   (No misrepresentation): All information provided by it to the Agent in
       --------------------
      relation to the Transaction Documents is true in all material respects as at the date of this Deed and is not, by the omission of information or otherwise, misleading.

(k)   (No undisclosed agreements): There are in existence no documents or
       -------------------------
      agreements which have not been disclosed to any Mortgagee and which are material to the security constituted by this Deed or which have the effect of varying any of the Transaction Documents.

(l)   (Copies of documents): All copies of documents and agreements (including,
       -------------------
      without limitation, its latest audited accounts and all Authorisations) given by it or on its behalf to the Agent constitute true and complete copies. Such documents and agreements are in full force and effect.

(m)   (Title):
       -----

      (i) It is and will be the sole beneficial owner of the Mortgaged Property purported to be charged or mortgaged by it and all material assets included in its latest audited accounts free and clear of any other third party right or interest whatsoever including any Security Interest other than any Security Interest created or permitted by any Transaction Document.

      (ii) None of its or its Subsidiaries' assets is subject to any Security Interest which is pot permitted by Clause 5.2(f) or any agreement to give such a Security Interest.

      (iii) None of its Subsidiaries (other than the US Subsidiaries or a Subsidiary which has given a first charge over all of its assets to secure the Secured Moneys) has any Financial Indebtedness save for Galore US Inc. to Sanwa Bank California for a maximum principal amount of US$500,000 and save for any Collateral Security.

      (iv) Paragraph (m)(i) is correct with respect to each Subsidiary as if references to "it" were to the Subsidiary.

(n)   (Subsidiaries). All its Subsidiaries (other than the US Subsidiaries and
       ------------
      G.L.G. Pte Trading Limited) are party to this Deed.

(o)   (Trust): It does not hold any assets as the trustee of any trust.
       -----

4.2  Reliance on representations and warranties
-----------------------------------------------

Each Mortgagor acknowledges that the Agent has entered the Transaction Documents in reliance on the representations and warranties in this Clause.

5.  COVENANTS
-------------

5.1  Covenants
--------------

(a) Each Mortgagor shall duly and punctually pay the Secured Moneys payable by it. After an Event of Default which is subsisting it will pay all Secured Moneys on demand by the Agent.

(b)   Each Mortgagor shall ensure that no Event of Default occurs.

(c) Each Mortgagor shall duly and punctually comply with its obligations under the Transaction Documents and ensure that its and each Borrower's representations and warranties in the Transaction Documents are true and ensure that each Borrower duly and punctually complies with its obligations under the Transaction Documents.

5.2  General covenants
----------------------

Each Mortgagor covenants with the Agent as follows, except to the extent that the Agent consents otherwise.

(a)   (Corporate reporting and information): It will furnish to the Agent:
       ------------------------------------

      (i)    (annual accounts): in the case of the Holding Company only, as soon
              ---------------
             as practicable (and in any event not later than 120 days) after the close of each of its financial years copies of its consolidated audited balance sheet and profit and loss account;

      (ii)   (semi-annual accounts): in the case of the Holding Company only, as
              --------------------
             soon as practicable (and in any event not later than 90 days) after the first half of each of its financial years copies of its consolidated unaudited balance sheet and profit and loss account in respect of that half-year;

      (iii)  (quarterly management accounts): in the case of the Holding Company
              -----------------------------
             only, as soon as practicable (and in any event not later than 45 days) after the close of each quarter of its financial year copies of its consolidated unaudited management accounts in respect of that quarter;

      (iv)   (ratios): in the case of the Holding Company only, at the time it
              ------
             delivers the financial statements under sub-paragraphs (i) or (ii), a certificate of two of its directors that the requirements of Clause 5.5 have been met at the last day of the last six or 12 month period ended 30 June or 31 December, as the case may be;

      (v)    (documents issued to shareholders): promptly, all documents issued
              --------------------------------
             by it as required by applicable law to its shareholders, debenture holders or holders of any other Marketable Securities issued by it;

      (vi)   (litigation): promptly, written particulars of any litigation,
              ----------
             arbitration, Tax claim, dispute or administrative proceeding in relation to the Mortgaged Property or it and its Subsidiaries involving a claim of A$50,000 or its equivalent if the claim is for liquidated damages, or, if the claim is for unliquidated damages is likely in the opinion of the directors of the Holding Company to result in an award of at least that amount, other than a claim for worker's compensation;

      (vii)  (Governmental Agency):  promptly, any notice, order or material
              -------------------
             correspondence from or with a Governmental Agency relating to the Mortgaged Property or its use which may, or compliance with which may, in the reasonable opinion of the directors of the Holding Company adversely affect the value of the Mortgaged Property; and

      (viii) (other information): upon request, any financial and other
              -----------------
             information in relation to the Mortgaged Property or its and its Subsidiaries' financial condition or business which the Agent may reasonably request.

(b)   (Accounting principles): In the case of the Holding Company only, it will
       ---------------------
      ensure that each balance sheet and profit and loss account furnished under paragraph (a) will:

      (i) be prepared in accordance with all applicable laws and accounting principles and practices generally accepted in Australia consistently applied except to the extent disclosed in such accounts; and

      (ii) give a true and fair view of its consolidated and unconsolidated state of affairs and the result of its consolidated operations, as at the date, and for the period ending on the date, to which such accounts are prepared.

(c)   (Authorisations): It will use its best endevours to ensure that all
       --------------
      Authorisations required for:

      (i) the validity, enforceability and performance of its obligations under the Transaction Documents and the effectiveness and priority of this charge;

      (ii) the validity, enforceability and performance of the Material Documents; and

      (iii)  it and its Subsidiaries to carry on their business,

      are obtained and promptly renewed and maintained in full force and effect. It will comply with them. It will provide copies promptly to the Agent when they are obtained or renewed.

(d)   (Notice to Agent): It will give notice to the Agent as soon as it becomes
       ---------------
      aware of:

      (i)    any Event of Default or Potential Event of Default;

      (ii) any proposal by any Governmental Agency to acquire compulsorily any of the Mortgaged Property or the whole or a substantial part of its or any of its Subsidiaries' assets or business or of any asset;

      (iii) any substantial dispute between it or any of its Subsidiaries and any Governmental Agency; and

      (iv) any change in its Authorised Officers, giving specimen signatures of any new Authorised Officer so appointed, and, where requested by the Agent, evidence satisfactory to the Agent of the authority of those Authorised Officers.

(e)   (Disposal of assets): It will not sell or otherwise dispose of, part with
       ------------------
      possession of, or create any interest in, any of the Mortgaged Property or all or a substantial part of its assets or agree or attempt to do so (whether in one or more related or unrelated transactions) except, in the case only of assets over which this charge is floating:

      (i)    as permitted by paragraph (f);

      (ii) disposals of assets in exchange for other assets comparable in value (other than a factoring on recourse terms or a sale and Lease back or similar transaction); and

      (iii)  disposals in the ordinary course of day-to-day trading.

      Where a Subsidiary issues shares and its holding company does not acquire all the shares or (as the case may be) a ratable portion of those shares according to its then shareholding it will be deemed a disposal by the holding company.

(f)   (Negative pledge): It will not create or allow to exist any Security
       ---------------
      Interest over its assets other than:

      (i)    this Deed or any Collateral Security;

      (ii) liens arising by operation of law in the ordinary course of day-to-day trading;

      (iii) in the case of Vilbrent Pty Limited, the first ranking Real Property Act mortgage registered number W415483 to Permanent Custodians Limited over the whole of the land contained in Certificate of Title Folio Identifier 10/533334 at Auburn;

      (iv) by a US Subsidiary for so long as it has not given a Security Interest over the relevant asset to the Agent or otherwise in favour of a Charging Group Member where the chargor executes a deed of priority subordinating such Security Interest to this Deed and the Collateral Security on terms satisfactory to the Agent.

(g)   (Security deposit): It will not deposit or lend money on terms that it
       ----------------
      will not be repaid unless or until its or any other person's obligations or indebtedness are performed or discharged, other than as a condition of a Lease where such condition is a usual commercial term. It will not deposit money with or lend money to any person to whom it is, or is likely to become, actually or contingently indebted other than a Mortgagee, a Charging Group Member, Bromic Pty Limited, G.L.G. (NZ) Pty Limited or a Licensed Optometrist and will furnish to the Agent at the time the Holding Company furnishes quarterly management accounts to the Agent under Clause 5.2(a) (iii) a statement of its accounts with Bromic Pty Limited and G.L.G. (NZ) Pty Limited as at the end of the quarter.

(h)   (Title retention):  It will not enter into any agreement with respect to
       ---------------
      the acquisition of assets on title retention terms except in the ordinary course of day-to-day trading.

(i)   (Sale and Lease back): It will not sell or otherwise dispose of any of its
       -------------------
      assets to any person where under the terms of such sale or disposal, or under a related transaction, such asset is or may be Leased to or used, chartered, hired, operated or managed by any Relevant Company or Associate under any Lease.

(j)   (Partnership and joint ventures): It will not enter into any partnership,
       ------------------------------
      franchise arrangement or joint venture with any other person in relation to the Mortgaged Property unless the nature of its rights and liabilities under such partnership, franchise arrangement or joint venture has been disclosed to the Agent or is substantially similar to those previously disclosed to the Agent and any material difference has been previously disclosed to the Agent.

(k)   (Corporate existence):
       -------------------

      (i) It will do all things necessary to maintain its corporate existence in good standing.

      (ii) It will not transfer its jurisdiction of incorporation or enter any merger or consolidation except in the case of a transfer within Australia with the consent of the Agent not to be unreasonably withheld.

(l)   (Compliance with law): It will comply duly and punctually with all laws
       -------------------
      binding upon it in all material respects.

(m)   (Pay Taxes):
       ---------

      (i)  It will pay when due all Taxes payable by it.

      (ii) It need not pay Taxes for which it has set aside sufficient reserves and which are being contested in good faith except where failure to pay such Taxes may have a material adverse effect upon it or its ability to perform any of its financial or other obligations under any Transaction Document or may prejudice the Mortgaged Property or the security of the Agent.

      (iii) It will pay such contested Taxes after the final determination or settlement of any such contest.

(n)  (Commercial dealings):
      -------------------

      (i) It will not deal in any way with any person who is not a Charging Group Member except at arms' length in the ordinary course of business for valuable commercial consideration or as disclosed to the Agent with the Agent's prior written consent or except with a US Subsidiary, Bromic Pty Limited, G.L.G. (NZ) Pty Limited or a Licensed Optometrist on terms previously disclosed to the Agent.

      (ii) Subject to paragraph (iii) where the other party to the dealing is an Associate (other than Bromic Pty Limited or G.L.G. (NZ) Pty Limited) the adequacy of the consideration and the terms of the dealing must be supported by an independent valuation or other verification of compliance with sub-paragraph (i) specified by the Agent, in each case by a person satisfactory to the Agent.

      (iii) It will immediately notify the Agent of any dealing with Rebel Sports Pty Limited, Rebel Concepts Pty Limited, Rebel Sports (Bankstown) Pty Limited, Rebel Sports (Bondi) Pty Limited, Rebel Sports (Miranda) Pty Limited or Rebel Sports (Penrith) Pty Limited, however an independent valuation is only required if requested by the Agent.

      (iv) It will obtain a fair market rent or licence fee under any Lease granted by it in respect of any of the Mortgaged Property.

      (v) It will not enter into any Treasury Facility other than for the sole purpose of creating a hedge for interest rate or currency movement risks associated with the ordinary course of its business.

(o)   (Financial assistance): It will not:
       --------------------

      (i) advance money or make available any financial accommodation to or for the benefit of; or

      (ii) give any Guarantee or Security Interest in connection with any indebtedness, obligation or liability of,

      any person other than;

      (iii)  a Charging Group Member;

      (iv)   a US Subsidiary (on terms previously disclosed to the Agent); or

      (v) the Guarantees given in connection with Bromic Pty. Limited and G.L.G. (NZ) Pty. Limited prior to the date of this Deed,

      but it may:

      (vi) deposit funds with a bank in the ordinary course of its business unless, where the bank is not a Mortgagee, it owes Financial Indebtedness to that bank;

      (vii) allow its customers to acquire goods and services on extended terms in the ordinary course of trading; and

      (viii) make a loan to any person (other than a director of the Holding Company) engaged in the full-time employment of a Charging Group Member, but so that the aggregate amount owing by such person shall not at any time exceed A$120,000.

(p)   (Distributions): It will not make any payment or distribution (including
       -------------
      without limitation by management or other fee, interest, dividend, return of capital, repayment or redemption) to or for the benefit of any Associate or its shareholders in their capacity as shareholders except:

      (i) dividends in the ordinary course of business paid out of trading profits (excluding extraordinary items) and paid when there is no Event of Default subsisting and the aggregate amount of which during the previous 12 month period does not exceed 50% of Earnings (as defined in Clause 5.6(c)) for that 12 month period;

      (ii)   reasonable directors' fees and salaries and other emoluments;

      (iii)  payments under dealings permitted under paragraph (n); and

      (iv) payments to a Charging Group Member or a US Subsidiary, Bromic Pty Limited or G.L.G. (NZ) Pty Limited on terms previously disclosed to the Agent.

(q)   (Change of business): It will not cease or materially change any Core
      -------------------
      Business. It will not take any action whether by acquisition or otherwise which would constitute or result in an alteration to the nature of a Core Business of a Mortgagor or a Mortgagor's Subsidiaries and if such alteration or such alterations in the aggregate would constitute a material alteration to the nature of a Core Business of a Mortgagor and a Mortgagor's Subsidiaries taken as a whole.

(r)   (Subsidiaries)
       ------------

      (i) It will not create or acquire a Subsidiary unless at the time of becoming a Subsidiary the Subsidiary gives a first charge over all its assets and undertaking to secure the Secured Moneys satisfactory to the Agent.

      (ii) It will ensure that each of its Subsidiaries complies with paragraphs (e) to (r) inclusive as if binding on each of them and as if references to "it" were to the Subsidiary.

      (iii) It will ensure that none of its Subsidiaries (other than a Subsidiary which has given a first charge over all its assets to secure the Secured Moneys satisfactory to the Agent) incurs any Financial Indebtedness except to:

             (A)  a Mortgagee; or

             (B) a Mortgagor or any other person who has given a first charge over all its assets and undertaking to secure the Secured Moneys satisfactory to the Agent.

(s)   (Further security): It will procure that any Subsidiary provides:
       ----------------

      (a) a Security Interest over any asset located in Australia and any asset of the type described in Clause 3.2(a) of this Deed located outside Australia to secure; or

      (b)    a Guarantee of,

      any Secured Moneys, at the request of the Agent in form and substance acceptable to the Agent within 30 days of the date of the request.

5.3  Covenants relating to Mortgaged Property
---------------------------------------------

Each Mortgagor covenants with the Agent as follows, except to the extent that the Agent otherwise consents.

(a)   (Pay outgoings):
       -------------

      (i) Subject to sub-paragraph (ii), it will pay when due all outgoings payable by it in respect of the Mortgaged Property (including without limitation rent and Taxes).

      (ii) It need not pay outgoings which are being contested in good faith except where failure to pay such outgoings may have a material adverse effect upon it or its ability to perform any of its financial or other obligations under any Transaction Document or may prejudice the Mortgaged Property or any Security Interest held by the Agent.

      (iii) It will pay such contested outgoings after the final determination or settlement of such contest.

      (iv) On request by the Agent it will immediately hand to the Agent evidence of every payment covered by the request.

(b)   (Maintenance):
       -----------

      (i) It will maintain each item of the Mortgaged Property which has a value in excess of A$50,000 in a good state of repair and in good working order and condition.

      (ii) On being required to do so by the Agent it will immediately amend every defect in the repair and condition of any item of the Mortgaged Property which has a value in excess of A$50,000 (fair wear and tear excepted).

(c)   (Insurance):
       ---------

      (i)    (General obligation): In its name and in the name of the Agent on
              ------------------
             behalf of each Mortgagee it will:

             (A) insure and keep insured the Mortgaged Property which is of an insurable nature to the full replacement or re-instatement value; and

             (B) take out and keep in force other insurance with respect to the Mortgaged Property and each business in which the Mortgaged Property is used (including, without limitation, any insurance reasonably requested by the Agent and public risk, worker's compensation, product liability and business interruption insurance), in the manner and to the extent which the Agent acting on the advice of substantial and reputable brokers determines to be reasonable and customary for a business enterprise engaged in a similar business and in a similar locality, and for property of the nature of the Mortgaged Property.

      (ii)   (Alternative obligation): If the Agent makes no determination or
              ----------------------
             request under sub-paragraph (i), the relevant Mortgagor shall take out and keep in force insurance in the amount and against the risks which a business enterprise holding property and engaged in a business in a locality similar to that of the relevant Mortgagor would prudently insure against.

      (iii)  (Payment of premiums): It will pay when due all premiums,
              -------------------
             commissions, levies, stamp duties, charges and other expenses necessary for effecting each such insurance policy and maintaining it in force.

      (iv)   (Insurers): It will take out each such insurance policy with
              --------
             substantial and reputable insurers approved by the Agent, located in jurisdictions approved by the Agent. The approval in each case is not to be unreasonably withheld.

      (v)    (Information): On request it will deliver to the Agent certificates
              -----------
             of currency in respect of all such insurance policies, and all other details as to the insurance policies which the Agent requires.

      (vi)   (Annual report): At least once every year it will provide to the
              -------------
             Agent a report as to such insurance policies as at the date of the report and claims and other material events with respect to such insurances during the previous twelve months.

      (vii)  (No prejudicial action): It will not do anything nor permit
              ---------------------
             anything to be done which may prejudice any such policy or omit to do anything where omission may prejudice any such insurance policy.

      (viii) (Contents of policy): Without limiting sub-paragraphs (i) or (ii)
              ------------------
             it will ensure that each such insurance policy with respect to the Mortgaged Property is on terms and conditions satisfactory to the Agent acting on the advice of reputable and substantial brokers and without limitation provides that:

             (A) the Agent (on behalf of the Mortgagees) is named as loss payee;

             (B) the proceeds of any loss in respect of insurance of the Mortgaged Property will be paid to the Agent other than claims of less than A$50,000 or its equivalent and claims under any public liability policy in each case made before notice by the Agent to the insurer that this Deed has become enforceable and except where the proceeds are used by way of replacement or reinstatement in accordance with the relevant policy;

             (C) the amount of any excess or deductible payable by the insured in respect of any claim will not exceed the customary amount for similar policies in the reasonable opinion of the Agent acting on the advice of reputable and substantial brokers;

             (D) the insurer waives its right to set off or counter claim or to make any other deduction or withholding as against the Agent and all persons claiming under the Agent except for his rights under section 54 of the Insurance Contracts Act 1984; and

             (E) the insurer will not terminate the insurance policy unless it has given not less than 14 days prior notice to the Agent specifying the default or breach and the relevant default or breach has not been rectified before the expiry of the period of the notice.

(ix)  (Remedy of default): If:
       -----------------

      (A) any default is made by a Mortgagor in effecting or keeping up any such insurance policy;

      (B) any fact or circumstance arises which in the reasonable opinion of the Agent may entitle the insurer to cancel or avoid any such insurance policy; or

      (C) in the reasonable opinion of the Agent the insurer under any such policy may not be capable of meeting a claim,

      the Agent may do anything which in its opinion is advisable or necessary to effect or keep up that insurance policy or take out a new policy complying with this Clause, in each case at the cost of the relevant Mortgagor and either in its name or in the name of the relevant Mortgagor. The Agent is not under any obligation to do so.

(x)   (Enforcement by Agent): It will do everything necessary and provide all
       --------------------
      documents, evidence and information necessary to enable the Agent to make a claim, and to collect or recover any moneys due in respect of any such insurance policy.

(xi)  (Notice of claims): As soon as possible it will notify:
       ----------------

      (A)    (1)   the Agent; and

             (2) (when it is required or it is advisable to do so) the relevant insurer,

                   of the occurrence of any event which does or may give rise to any claim of A$50,000 or its equivalent or more under any such insurance policy; and

      (B)    the Agent of;

             (1) any cancellation, change or reduction in any such insurance policy which has a value in excess of A$50,000;

             (2)   any such insurance policy becoming void or voidable; or

             (3) any other material circumstance or correspondence relating to any such insurance policy.

(xii) (Use of insurance proceeds): It will use the proceeds of all such
       -------------------------
      insurance policies received by it for the following purposes.

      (A)    If no Event of Default is subsisting:

             (1) to the extent necessary, in the replacement, repair or reimbursement of the relevant Mortgaged Property; or

             (2) in discharging the relevant liability or in making good the relevant loss covered by the insurance policy,

             as the case may be. The Agent will make available for those purposes to the relevant Mortgagor all proceeds received by the Agent as and when the proceeds are actually required to pay amounts due and payable for those purposes. Each Mortgagor will apply any surplus in reduction of the Secured Moneys unless the Agent agrees otherwise.

      (B)    if an Event of Default is subsisting:

             (1)   for any of the purposes described in sub-paragraph (A); or

             (2)   towards payment of the Secured Moneys,

             at the option of the Agent.

(c)   (Alterations): It will not make or permit any person to make material
       -----------
      alterations to any real property comprised in the Mortgaged Property without the prior written consent of the Agent.

(d)   (Preservation and protection of security):
       ---------------------------------------

      (i) It will do promptly everything necessary and everything reasonably required by the Agent to:

             (A)   preserve and protect the value of the Mortgaged Property; and

             (B) protect and enforce its title and the Agent's title as mortgagee to the Mortgaged Property.

      (ii) Without limiting the generality of sub-paragraph (i), no Mortgagor will permit lodgment of a caveat forbidding the recording of any interest of it or a Mortgagee in the Mortgaged Property.

      (iii) If any such caveat is lodged (other than a caveat lodged by the relevant Mortgagee) the relevant Mortgagor will promptly do everything in its power to remove it.

      (iv) The generality of this paragraph does not limit nor is it limited by the generality of any other paragraph of this Clause 5.

(e)   (Other Security Interests): It will duly and punctually comply with all
       ------------------------
      Security Interests affecting the Mortgaged Property and the obligations secured by those Security Interests.

(f)   (Acquisition of assets): It will notify the Agent:
       ---------------------

      (i) immediately of the creation or acquisition of a Subsidiary or of any, agreement for the purchase of, or other acquisition of, any estate or interest in, any land it enters into (other than an interest dealt with in paragraph (ii));

      (ii) at the time the Holding Company furnishes the annual accounts under Clause 5.2(a)(i) of each agreement for lease or lease of any land it has entered into during the immediately preceding financial year.

5.4  Term of covenants
----------------------

Each covenant in this Clause continues from the date of this Deed until the Secured Moneys are fully and finally repaid.

5.5  Financial undertakings
---------------------------

Each Mortgagor undertakes to the Agent on behalf of each Mortgagee as follows, except to the extent that the Agent consents otherwise.

(a)   (Gearing ratio): It will ensure that Total Liabilities do not as at 30
       -------------
      June or 31 December in any year exceed 70% of Total Tangible Assets as at that time.

(b)   (Current ratio): It will ensure that Total Current Assets as at 30 June or
       -------------
      31 December in any year are not less than 125% of Total Current Liabilities as at that time.

(c)   (Interest cover): It will ensure that Interest Expense for the six month
       --------------
      period ended 30 June 1991 and then for each 12 month period ending 31 December and 30 June is not greater than 50% of Earnings for that period.

(d)   (Overseas Subsidiary): It will ensure that the aggregate amount of all
       -------------------
      assets of the Subsidiaries of the Holding Company which are incorporated outside Australia as shown by such financial statements or other evidence required by the Agent at no time exceeds US$10,000,000.00 or its equivalent.

5.6  Definitions
----------------

In Clause 5.5 the following terms have the following meanings.

(a)   "Accounts" means at any time the then latest audited consolidated balance
       --------
      sheet and profit and loss account of the Holding Company and its Subsidiaries or any other accounts prepared in the manner approved by the Agent and provided to the Agent under this Agreement and in the case of any interim accounts includes, where necessary to make a determination over a 12 month period, so much of the last audited financial statements as is necessary.

(b)   "Auditors" means Horwath & Horwath or such other firm of accountants
       --------
      appointed by the Holding Company to audit its accounts with the approval of the Agent.

(c)   "Earnings" means, for any period of 12 months, the aggregate amount of
       --------
      consolidated pre-tax profit excluding extraordinary items plus Interest Expense and depreciation and amortisation of goodwill, other intangibles and non-cash items of the Holding Company and its Subsidiaries for that period, as shown by the Accounts.

(d)   "Interest Expense" means, for any period of 12 months, all interest and
       ----------------
      amounts in the nature of interest or of similar effect to interest (including amounts other than principal payable under this Agreement) paid or payable by the Holding Company and its Subsidiaries in that period, as shown in the Accounts including, without limitation:

      (i) any dividend payable on any stock or share included as Financial Indebtedness;

      (ii) the non-capital component of rentals in respect of finance or capitalised Lease obligations;

      (iii) the face value of bills of exchange or other financial instruments (but not reliquefication bills drawn under any Transaction Document) drawn, issued, endorsed or accepted by the Holding Company or any of its Subsidiaries less their net proceeds after discount or issue and payment of any acceptance, endorsement, underwriting or similar fee; and

      (iv) all line, facility, letter of credit, guarantee and similar fees and all fees and other amounts of a regular or recurring nature payable in relation to Financial Indebtedness but not:

             (A)   unused line fees; and

             (B) establishment, arrangement and other fees payable once only on the initial provision of financial accommodation,

      but excluding all transactions between any two of the Holding Company and its Subsidiaries.

(e)   "Tangible Assets" means all assets other than goodwill, patents,
       ---------------
      trademarks, design rights, franchises, future Tax benefits, underwriting and formation expenses and any other items which according to generally accepted Australian accounting principles and practices are regarded as intangible assets.

(f)   "Total Current Assets" means at any time the aggregate amount of the
       --------------------
      current assets of the Holding Company and its Subsidiaries as shown by the Accounts, adjusted as necessary to include:

      (i)    (new Subsidiaries): the aggregate amount of all current assets of
              ----------------
             any corporation that has become a Subsidiary of the Holding Company since the date of the Accounts,

      after:

      (ii)   (former Subsidiaries): deducting the aggregate amount of all
              -------------------
             current assets of any Subsidiary that has ceased to be a Subsidiary since the date of the Accounts to the extent they were reflected in the Accounts; and

      (iii)  (further adjustments):  making any further adjustments which in
              -------------------
             the reasonable opinion of the Auditors are appropriate to make a proper determination of the total current assets of the Holding Company and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices including without limitation any adjustment to include the difference, if any, in the value between the cost of stock manufactured by any Subsidiary of the Holding Company and the value at which such stock is acquired by any other Subsidiary in the ordinary course of business between such Subsidiaries.

(g)   "Total Current Liabilities" means at any time the aggregate amount of all
       -------------------------
      current liabilities of the Holding Company and its Subsidiaries in respect of Financial Indebtedness or otherwise (but excluding any Financial Indebtedness (less interest or any amount in the nature of interest) under any Facility Document as defined in the Agency Agreement), as shown by the Accounts, adjusted as necessary to include (without limitation or duplication):

      (i)    (maturing obligations): all Financial Indebtedness and other
              --------------------
             obligations of the Holding Company and its Subsidiaries payable within 12 months of the date of determination (excluding any Financial Indebtedness (less interest or any amount in the nature of interest) under any Facility Document as defined in the Agency Agreement);

      (ii)   (new subsidiaries): the aggregate amount of all current liabilities
              ----------------
             of any corporation that has become a Subsidiary of the Holding Company since the date of the Accounts;

      after:

      (iii)  (former subsidiaries): deducting the aggregate amount of all
              -------------------
             current liabilities of any Subsidiary that has ceased to be a Subsidiary since the date of the Accounts to the extent they were reflected in the Accounts;

      (iv)   (eliminations): eliminating all inter-company balances between any
              ------------
             two of the Holding Company and its Subsidiaries; and

      (v)    (further adjustments): making any further adjustments which in the
              -------------------
             reasonable opinion of the Auditors are appropriate to make a proper determination of the total current liabilities of the Holding Company and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices.

(1)   "Total Liabilities" means at any time the aggregate amount of all secured
       -----------------
      and unsecured direct liabilities excluding Contingent Liabilities of the Holding Company and its Subsidiaries in respect of Financial Indebtedness or otherwise, as shown by the Accounts, adjusted as necessary to include (without limitation or duplication):

      (i)    (new subsidiaries): the aggregate amount of all secured and
              ----------------
             unsecured liabilities of any corporation that has become a Subsidiary of the Holding Company since the date of the Accounts;

      (ii)   (provisions): all provisions for estimated liabilities for Tax and
              ----------
             long service leave and for dividends recommended, declared or accrued but not paid since the date of the Accounts;

      (iii)  (new accommodation): the unrepaid principal (including the
              -----------------
             principal component of such liability in respect of any finance Lease) of any liability in respect of Financial Indebtedness when the proceeds or the benefits of the same have been received by the Holding Company or any of its Subsidiaries since the date of the Accounts, but excluding the amount of any such proceeds which have been applied in reduction of any liabilities otherwise included in the definition, after:

      (iv)   (former subsidiaries): deducting the aggregate of all secured and
              -------------------
             unsecured liabilities of any corporation that has ceased to be a Subsidiary since the date of the Accounts to the extent they were reflected in the Accounts;

      (v)    (deferrals): deducting any provision for deferred income Tax
              ---------
             appearing as a liability in the Accounts;

      (vi)   (eliminations): eliminating all inter-company balances between any
              ------------
             two of the Holding Company and its Subsidiaries (including any Subsidiary which has become one since the date of the Accounts); and

      (vii)  (further adjustments): making any further adjustments which in the
              -------------------
             reasonable opinion of the Auditors are appropriate to make a proper determination of the total liabilities of the Holding Company and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices.

(i)   "Total Tangible Assets" means at any time the aggregate of the book values
       ---------------------
      of all tangible assets of the Holding Company and its Subsidiaries, as shown by the Accounts, adjusted as necessary to include (without limitation or duplication):

      (i)    (new subsidiaries): the aggregate amount of all Tangible Assets of
              ----------------
             any corporation that has become a Subsidiary of the Holding Company since the date of the Accounts;

      (ii)   (new issues): the aggregate proceeds of any issue of shares or
              ----------
             other securities by the Holding Company received since the date of the Accounts;

      (iii)  (revaluations): the excess (if any) of the value of any asset of
              ------------
             the Holding Company or a Subsidiary over the book value shown in the Accounts for that asset as assessed by a qualified independent valuer approved by the Agent;

      after:

      (iv)   (provisions): deducting the amount shown in the Accounts of any
              ----------
             income yet to mature at the date of adjustment and any provisions for depreciation and for bad and doubtful debts appearing in the books of the Holding a Company or any of its Subsidiaries;

      (v)    (revaluations): deducting any amount by which the book value of any
              ------------
             asset is written up after the date of this Agreement in excess of its cost, except where it has been written up in accordance with a valuation by a qualified independent valuer approved by the Agent;

      (vi)   (former subsidiaries): deducting the aggregate amount (disclosed by
              -------------------
             the latest audited balance sheet of the relevant corporation) of the book value of tangible assets of any corporation which has ceased to be a Subsidiary of the Holding Company since the date of the Accounts;

      (vii)  (eliminations): eliminating all inter-company balances between any
              ------------
             two of the Holding Company and its Subsidiaries; and

      (viii)  (further adjustments): making any further adjustments which in the
               --------------------
              reasonable opinion of the Auditors are appropriate to make a proper determination of the total tangible assets of the Holding Company and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices.

(j)   "Contingent Liabilities" means at any time the aggregate amount of the
       ----------------------
      contingent liabilities of the Holding Company and its Subsidiaries in respect of Financial Indebtedness or otherwise, as shown by the Accounts, but excluding any Guarantee, adjusted as necessary to include:

      (i)     (new subsidiaries): the aggregate amount of contingent liabilities
               -----------------
              of any corporation that has become a Subsidiary of the Holding Company since the date of the Accounts,

      after:

      (ii)    (former subsidiaries): deducting the aggregate of contingent
               --------------------
              liabilities of any Subsidiary that has ceased to be a Subsidiary since the date of the Accounts to the extent they were reflected in the Accounts; and

      (iii)   (further adjustments): making any further adjustments which in the
               --------------------
              reasonable opinion of the Auditors are appropriate to make a proper determination of the contingent liabilities of the Holding Company and its Subsidiaries on a consolidated basis in accordance with the Corporations Law and, to the extent not inconsistent, generally accepted Australian accounting principles and practices.

6.  FURTHER ASSURANCES
----------------------

6.1  Further assurances
-----------------------

Whenever the Agent requests a Mortgagor to do anything:

(a) for more satisfactorily mortgaging, assuring or securing the Mortgaged Property to the Agent in a manner not inconsistent with this Deed or any Collateral Security; or

(b)   for aiding in the execution or exercise of any Power,

that Mortgagor shall do it immediately at its own cost. It may include (without limitation) registering this Deed, the execution or registering of any other document or agreement, the delivery of documents or evidence of title and the execution and delivery of blank transfers.

6.2   Interest in land
----------------------

(a) Without limiting Clause 6.1, if requested by the Agent, upon acquiring any fee simple interest in real property comprised in the Mortgaged Property a Mortgagor shall execute a legal or statutory mortgage over that interest securing the Secured Moneys in the form and substance required by the Agent. The relevant Mortgagor shall use its best endeavours to register that mortgage.

(b) The mortgage may not contain any obligation more onerous than in the relevant Transaction Documents.

6.3  Title documents
--------------------

Without limiting Clause 6.1. each Mortgagor will forthwith deliver to the Agent all documents of title held or received by it to:

(a)   any interest in real property; or

(b)   any Marketable Securities other than:

      (i) scrip for any shares it holds in a Subsidiary, Bromic Pty Ltd or G.L.G. (NZ) Pty Ltd;

      (ii) negotiable instruments in aggregate face value at any time of A$50,000; and

      (iii) a Marketable Security, the subject of a notice from the Agent to the relevant Mortgagor,

      which it may retain, unless delivery is specifically requested by the Agent at any time.

7.  EVENTS OF DEFAULT
---------------------

7.1  Events of Default
----------------------

Each of the following is an Event of Default (whether or not it is in the control of a Mortgagor).

(a)   (Obligations under Transaction Documents):  A Mortgagor or any Relevant
       ----------------------------------------
      Company fails:

      (i) to pay when due or within any applicable grace period any amount payable by it under any Transaction Document;

      (ii) to comply with any of its other obligations under any Transaction Document and, if that failure can be remedied in that period, does not remedy the failure within a further 14 days; or

      (iii) to satisfy within the stipulated time any condition subject to which the Agent or a Mortgagee has waived compliance with any condition precedent in any Transaction Document.

(b)   (Misrepresentation): Any representation, warranty or statement by or on
       -----------------
      behalf of any Relevant Company in any Transaction Document, or in any document provided under or in connection with any Transaction Document, is not true or is misleading in any material respect when made or repeated.

(c)   (Cross default):
       -------------

      (i) Any Financial Indebtedness of any Relevant Company aggregating to at least $500,000 or its equivalent:

              (A)  is not paid when due (or within any applicable grace period);
                   or

              (B) becomes due and payable or capable of being declared due and payable before its stated maturity or expiry;

      (ii) any facility or obligation granted or owed by any person to any Relevant Company to provide financial accommodation or to acquire or underwrite Financial Indebtedness aggregating to at least A$500,000 or its equivalent is prematurely terminated; or

      (iii) an event of default as defined in any other Transaction Document (other than an event of default disclosed in writing to the Agent prior to the date of this Deed) occurs and is not remedied or waived within 3 Business Days.


      For the purposes of this paragraph, if a person is required to provide cash cover for Financial Indebtedness it will be deemed to be due and payable.

(d)   (Winding up, arrangements, insolvency etc.):
       -----------------------------------------

      (i) Except for the purposes of a solvent reconstruction or amalgamation previously approved by the Agent:

               (A) an application (other than a frivolous or vexatious application) or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps are taken for:

                     (I) the winding up, dissolution, official management or administration of any Relevant Company; or

                     (II) any Relevant Company entering into any arrangement, compromise or composition with or assignment for the benefit of its creditors or any class of them; or

               (B) any Relevant Company ceases or suspends the conduct of all or a substantial part of a Core Business or disposes of or threatens to dispose of a substantial part of its assets or threatens to do so.

      (ii) any Relevant Company is, or is deemed under any applicable legislation to be, unable to pay its debts when they fall due (other than as a result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or any class of its debts.

(e)   (Enforcement against assets): With respect to any of the assets and
       --------------------------
      undertaking of any Relevant Company:

      (i) a receiver, receiver and manager, administrative receiver or similar officer is appointed;

      (ii)     any Security Interest becomes enforceable or is enforced; or

      (iii) a distress, attachment or other execution for an amount in excess of A$50,000 is levied or enforced or applied for.

(f)   (Reduction of capital): Without the prior consent of the Agent (which
       --------------------
      shall be withheld, if, without limitation, in the opinion of the Agent such action will reduce the value to the Mortgagees of this Deed or any Collateral Security), any Relevant Company:

      (i) reduces its capital (except by the redemption of redeemable shares);

      (ii)     passes a resolution to reduce its capital or a resolution under section 188(2) or 205(10) of the Corporations Law or any equivalent provision, or calls a meeting to consider such a resolution; or

     (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

(g)  (Inspector): An inspector is appointed under any companies legislation to
      ---------
     investigate all or any part of the affairs of any Relevant Company in circumstances material to its financial condition.

(h)  (Analogous process):  Anything which is analogous to anything referred to
      -----------------
     in paragraphs (d) to (g) inclusive, or which has substantially similar effects with respect to any Relevant Company occurs under any applicable law.

(i)  (Vitiation of Transaction Documents):
      ----------------------------------

     (i) All or any part of any Transaction Document is terminated (other than with the consent of all parties to the document, as a result of due performance or as a result of closing out a treasury contract) or is or becomes void, illegal, invalid, unenforceable or of limited force and effect;

     (ii) any party becomes entitled to terminate, rescind or avoid all or any part of any Transaction Document; or

     (iii) any Relevant Company alleges or claims that an event described in sub-paragraph (i) has occurred or that it is entitled as described in sub-paragraph (ii).

(j)  (Amendment of articles): The memorandum or articles of association or
      ---------------------
     other constituent documents of any Relevant Company are amended in a material respect without the prior written consent of the Agent (which will not be withheld unreasonably).

(k)  (Revocation of Authorisation):  Any Authorisation which is material to the
      ---------------------------
     performance by any Relevant Company of any Transaction Document, or to the validity and enforceability of any Transaction Document or to the security of the Agent, is repealed, revoked or terminated or expires, or is modified or amended in a manner reasonably unacceptable to the Agent, and is not replaced by another Authorisation acceptable to the Agent.

(l)  (Material adverse change): Any other event or series of events, whether
      -----------------------
     related or not, occurs (including, without limitation, any material adverse change in the business, assets or financial condition of any Relevant Company) which in the opinion of the Agent may adversely affect the security of the Agent or the ability or willingness of any Relevant Company to comply with any of its obligations under any Transaction Document.

(m)  (Control of Mortgagor and Borrower):
      ---------------------------------

     (i)    A Mortgagor or a Borrower becomes a Subsidiary of another person;

     (ii) any person, being entitled (within the meaning of Section 609 of the Corporations Law to less than 20% of the shares or stock (as to votes or paid up capital) of a Mortgagor or a Borrower at the date of this Deed becomes entitled to 20% or more of the shares or stock (as to votes or paid up value) of a Borrower or a Mortgagor (as the case may be);

     (iii) any person, being entitled (as so defined) to less than 50% of the voting shares or stock (as to votes or paid up capital) of a Borrower or a Mortgagor at the date of this Deed becomes entitled to more than 50% of the voting shares or stock (as to votes or paid up capital) of a Borrower or a Mortagor (as the case may be);

     (iv) in the reasonable opinion of the Agent there is a material change in:

            (A)   the ownership or control of a Mortgagor or a Borrower; or

            (B)   the management of the Charging Group Members taken as a whole.

(n)  (Compulsory acquisition):
      ----------------------

     (i) All or any part of the Mortgaged Property or other assets of any Relevant Company, with a value in aggregate in excess of A$50,0O0, is compulsorily acquired by or by order of any Governmental Agency or under any law without the Relevant Company receiving assets of equivalent value;

     (ii) any Governmental Agency orders the sale, vesting or divesting of all or any part of the Mortgaged Property, or other assets of any Relevant Company, with a value in aggregate in excess of A$50,000, without the Relevant Company receiving assets of equivalent value; or

     (iii) any Governmental Agency takes any step for the purpose of any of the above or proposes or threatens to do any of the above.

(o)  (Governmental interference): Any law or anything done by any Governmental
      -------------------------
     Agency wholly or partially to a material extent renders illegal, prevents or restricts the performance or effectiveness of any Transaction Document or otherwise has a Material Adverse Effect.

(p)  (Share buy-backs): Without the prior consent of the Agent, a Relevant
      ---------------
     Company:

     (i) effects a buy back (as defined in the Corporations Law) of any of its shares (including, without limitation, a buy-back, an employee-share purchase or an odd-lot purchase (all of which are defined in the Corporations Law));

     (ii) passes a resolution to buy back (as defined in the Corporations Law) any of its shares (including, without limitation, a buy-back, an employee-share purchase or an odd-lot purchase (all of which are defined in the Corporations Law)) or passes a resolution under
            Section 206GC, Section 206HB, Section 206JA or Section 206JB of the Corporations Law or any equivalent provision, or calls a meeting to consider such a resolution; or

     (iii) applies to a court to call any such meeting or to sanction any such resolution or reduction.

7.2  Consequences
-----------------

In addition to any other rights provided by this Deed or any other Transaction Document, upon the occurrence of an Event of Default, and at any time subsequently, the Agent may and shall if so directed by the Mortgagees by notice to the Mortgagors:

(a)  declare the Secured Moneys immediately payable; and/or

(b) terminate any obligation of the Agent or a Mortgagee under the Transaction Documents; and/or

(c) at the joint and several cost of the Borrowers appoint a firm of independent accountants or other experts to review and report to the Agent and the Mortgagees on the affairs, financial condition and business of any Mortgagor at which time the Mortgagors shall ensure that such party is given access to all records and information of a Mortgagor as it shall from time to time require.

8.   APPOINTMENT OF RECEIVER
----------------------------

8.1  Appointment
----------------

To the extent permitted by law, at any time after an Event of Default (whether or not it is continuing) the Agent or any Authorised Officer of the Agent may:

(a) appoint any person or any two or more persons jointly and/or severally to be a receiver or receiver and manager of all or any of the Mortgaged Property;

(b)  remove any Receiver;

(c)  appoint another Receiver in addition to or in place of any Receiver; and

(d)  fix the remuneration of any Receiver.

8.2  Agent of Mortgagors
------------------------

Subject to Clause 8.4, every Receiver will be the agent of the relevant Mortgagor. The relevant Mortgagor alone will be responsible for his acts and defaults.

8.3  Receiver's powers
----------------------

In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment, every Receiver will have power to do anything in respect of the Mortgaged Property that a Mortgagor could do, including (without limitation):

(a)  (to take possession and collect): to take possession of, collect, get in
      ------------------------------
     and manage the Mortgaged Property;

(b)  (to Lease): to Lease any of the Mortgaged Property for any term (whether or
      --------
     not the Receiver has taken possession);

(c)  (to carry on business): to carry on or concur in carrying on any business;
      --------------------

(d)  (to acquire any asset):  to acquire in any manner any asset (including
      --------------------
     without limitation to take it on Lease), after that acquisition it will be included in the Mortgaged Property;

(e)  (to maintain and improve the Mortgaged Property):  to do anything for the
      ----------------------------------------------
     maintenance, protection or improvement of any of the Mortgaged Property or for obtaining income or returns from any of the Mortgaged Property (including, without limitation, by development, sub-division, construction, alteration, or repair of any property or by pulling down, dismantling or scrapping any property);

(f)   (to raise money):
       --------------

      (i) to borrow or raise any money from the Agent or any other person approved by the Agent; and

      (ii) to grant any Security Interest over any of the Mortgaged Property to secure such money, such Security Interest may rank in priority to or equally with or after the security created by this Deed, it may be given in the name of a Mortgagor or otherwise;

(g)   (to sell):
       -------

      (i) to sell any of the Mortgaged Property (whether or not the Receiver has taken possession); and

      (ii)  without limitation any sale may be made:

            (A)  by public auction, private treaty, or tender;

            (B)  for cash or on credit;

            (C)  in one lot or in parcels;

            (D) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

            (E) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

            (F) whether or not in conjunction with the sale of any property by any person;

(h)   (options): to grant or take put or call options;
       -------

(i)   (to sever fixtures): to sever fixtures;
       -----------------

(j)   (to employ): to employ or discharge any person as employee, contractor,
       ---------
      agent, professional adviser, consultant or auctioneer for any purpose;

(k)   (to compromise): to make or accept any arrangement or compromise;
       -------------

(1)   (to give receipts): to give receipts for all moneys and other assets which
       ----------------
      may come into the hands of the Receiver; and

(m)   (to perform and enforce agreements):
       ---------------------------------

      (i)   to perform or enforce;

      (ii) to exercise or refrain from exercising a Mortgagor's rights and powers under; or

      (iii) to obtain the benefit in other ways of,

      any documents or agreements or rights which form part of the Mortgaged Property and any documents or agreements entered into in exercise of any Power;

(n)   (to vary and terminate agreements): to vary, rescind or terminate any
       --------------------------------
      document or agreement (including without limitation to surrender or accent the surrender of Leases);

(o)  (to take insolvency proceedings):  to make debtors bankrupt and to wind up
      ------------------------------
     companies and to do any thing in relation to any bankruptcy, winding up official management, scheme of arrangement or receivership or other administration (including without limitation to attend and vote at meetings of creditors and appoint proxies for such meetings);

(p)  (to take proceedings): to commence, defend, prosecute, settle, discontinue
      -------------------
     and compromise proceedings in the name of a Mortgagor or otherwise;

(q)  (to execute documents): to enter into and execute documents or agreements
      --------------------
     on behalf of itself or a Mortgagor for any of the purposes of this Deed (including, without limitation, to sign, accept or endorse cheques, promissory notes and bills of exchange);

(r)  (to operate bank accounts): to operate any bank account comprising part of
      ------------------------
     the Mortgaged Property and to open and operate any further bank account;

(s)  (to surrender Mortgaged Property): to surrender, release or transfer any of
      -------------------------------
     the Mortgaged Property;

(t)  (to exchange Mortgaged Property):  to exchange with any person any of the
      ------------------------------
     Mortgaged Property for other property;

(u)  (to promote companies): to promote the formation of companies with a view
      --------------------
     to purchasing all or any of the Mortgaged Property or assuming a obligations of the Mortgagor or otherwise;

(v)  (to delegate): to delegate to any person approved by the Agent any of the
      -----------
     powers conferred upon the Receiver (including delegation);

(w)  (to have access): to have access to and make use of the premises, plant,
      --------------
     equipment and accounting and other services of a Mortgagor and the services of its staff;

(x)  (to vote): to exercise any voting or other rights or powers in respect of
      -------
     any of the Mortgaged Property and to do anything in relation to Marketable Securities;

(y)  (to make calls): to make calls on the members of a Mortgagor in respect of
      -------------
     any Unpaid Capital;

(z)  (to insure): to take out insurance;
      ---------

(aa) (insurance claims): to make, enforce, compromise and settle all claims in
      ----------------
     respect of insurance; and

(bb) (incidental power): to do anything incidental to the exercise of any other
      ----------------
     Power.

All of the above paragraphs are to be construed independently. None limits the generality of any other.

Any dealing under any such power will be on the terms and conditions the Receiver thinks fit.

8.4  Receiver appointed after commencement of winding up
--------------------------------------------------------

The power to appoint a Receiver may be exercised notwithstanding that:

(a) an order may have been made or a resolution may have been passed for the winding up of a Mortgagor; and

(b) a receiver appointed in those circumstances may not, or may not in some respects, act as the agent of a Mortgagor.

8.5  Powers exercisable by the Agent
------------------------------------

Whether or not a Receiver has been appointed, to the extent permitted by law the Agent may exercise any Power of a Receiver at any time after an Event of Default (whether or not it is continuing) in addition to any Power of the Agent and without giving notice. It may exercise those Powers and its Powers without taking possession or being liable as mortgagee in possession.

8.6  Withdrawal
---------------

The Agent may at any time give up possession of the Mortgaged Property and may at any time withdraw any receivership.

9.   POWER OF ATTORNEY
----------------------

9.1  For valuable consideration and by way of security each Mortgagor
------
     irrevocably appoints each Authorised Officer of the Agent severally its attorney to do anything which:

(a) that Mortgagor is obliged to do under or in relation to any Transaction Document; or

(b) the Agent or any Receiver is authorised or empowered to do under any Transaction Document or any law but it may only do something at the times that the Agent or a Receiver (if a Receiver had been appointed) would have been able to do it.

9.2  Without limitation, the Attorney may:
------

(a) at any time, do anything necessary or considered expedient by the Agent or the Attorney for securing, preserving or perfecting the security contained in this Deed (including, without limitation, anything under Clause 10 or 11) and for this purpose he may execute legal mortgages, transfers, assignments and other assurances in favour of the Agent of any of the Mortgaged Property; and

(b) for any purpose from time to time delegate his powers (including delegation).

9.3  No Attorney appointed under this Deed may act, nor has power to act,
------
     inconsistently with this Deed or any other Transaction Document.

10.  COMPLETION OF BLANK SECURITIES
-----------------------------------

The Agent, any Authorised Officer of the Agent, any Receiver or any Attorney may complete any document which at any time is executed by or on behalf of a Mortgagor and deposited with the Agent under or as collateral security to this Deed or any Collateral Security. It may complete it in favour of the Mortgagees, the Agent on behalf of the Mortgagees, any appointee of the Mortgagee or any purchaser.

11.  PERFORMANCE OF MORTGAGORS' OBLIGATIONS
-------------------------------------------

If a Mortgagor at any time fails duly to perform any obligation in any Transaction Document the Agent may do anything which in its opinion is necessary or expedient to make good or to attempt to make good that failure to its satisfaction.

12.  STATUTORY POWERS
---------------------

12.1 Powers in augmentation
---------------------------

The powers conferred on a mortgagee by any law:

(a) are in augmentation of the powers conferred by this Deed or any Collateral Security;

(b) (to the extent permitted by law) may be exercised by the Agent immediately upon the occurrence of an Event of Default; and

(c) are excluded or varied only so far as they are inconsistent with the express terms of this Deed or any Collateral Security.

12.2 Leasing
------------

Each Mortgagor shall furnish the Agent at the time the Holding Company furnishes the annual accounts under Clause 5.2(a)(i) with details of any Lease it has surrendered or had surrendered or become entitled to surrender during the immediately preceding financial year. No Mortgagor shall exercise any power of Leasing conferred on a Mortgagor by or under any law except as expressly permitted or contemplated in any Transaction Document.

12.3 Notice not required
------------------------

To the extent permitted by law each Mortgagor dispenses with any notice or lapse of time required by any law before enforcing this Deed or any Collateral Security or exercising any Power and agrees that:

(a) neither the Agent nor any Mortgagee will be required to give notice to any person before any such enforcement or exercise; and

(b) any law requiring the giving of any notice or the compliance with any procedure or the lapse of time before any such enforcement or exercise is excluded.

13.  APPLICATION OF MONEYS RECEIVED
-----------------------------------

13.1 Order
----------

Subject to any law which applies notwithstanding any agreement to the contrary, all moneys received by any Receiver, any Attorney or Mortgagee under or by virtue of this Deed shall be applied in the manner and order determined by the Agent or, if the Agent does not make any such determination, in the following order:

(a) First: all costs, charges and expenses of any Mortgagee or any Receiver or Attorney which are incurred in or are incidental to the exercise or performance or attempted exercise or performance of any Power or otherwise in relation to this Deed or any Collateral Security.

(b) Second: any other outgoings which the Receiver, Attorney or the Agent thinks fit to pay.

(c)  Third: the Receiver's remuneration.

(d) Fourth: to each holder of a Security Interest of which the Agent is aware and which has priority over this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

(e) Fifth: to the Agent for the account of the Mortgagees towards satisfaction of the Secured Moneys.

(f) Sixth: to each holder of a Security Interest of which the Agent is aware and which ranks after this Deed in relation to the relevant Mortgaged Property, to the extent, and in order, of priority.

(g)  Seventh: the surplus (if any) belongs to the relevant Mortgagor:

     (i)    the surplus will not carry interest; and

     (ii) upon paying the surplus to the credit of an account in the name of that Mortgagor with any bank carrying on business within the Commonwealth of Australia, the Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

13.2 Moneys actually received
-----------------------------

In applying any moneys towards satisfaction of the Secured Moneys a Mortgagor is to be credited only with the money available for that purpose which is actually received by the relevant Mortgagee. The credit will date from the time of receipt.

13.3 Amounts contingently due
-----------------------------

If, at the time of a distribution of an amount under Clause 13.1, any of the Secured Moneys is contingently owing to any Mortgagee, the Agent may retain any of that amount. If it does, it shall place the amount retained on short term interest bearing deposit until the relevant Secured Moneys become actually due or cease to be contingently owing, and the Agent shall then:

(a)  pay that Mortgagee itself the amount which does become actually due to it;
     and

(b) apply the balance of the amount retained (together with interest earned on the deposit) in accordance with Clause 13.1.

13.4 Notice of subsequent Security Interests
--------------------------------------------

(a) If any Mortgagee receives actual or constructive notice of any subsequent Security Interest affecting any of the Mortgaged Property that Mortgagee may open a separate account in the name of the relevant Mortgagor or the Borrower in its books.

(b) If the Mortgagee does not open such a new account it will be treated as if it had done so at the time it received actual or constructive notice of the Security Interest.

(c)  From the time the new account is opened or is deemed to be opened:

     (i) all advances and accommodation made available by the Mortgagee to that Mortgagor or the Borrower;

     (ii) all payments and repayments made by that Mortgagor or the Borrower to the Mortgagee, and

     (iii)  moneys to be applied towards the Secured Moneys under Clause
            13.1(e),
     will be or be deemed to be debited or credited, as appropriate, to the new account. Payments, repayments and other moneys will only be applied in reduction of other Secured Moneys if, and to the extent that, there is no debit balance in that account.

13.5 Conversion of currencies on application
--------------------------------------------

For the purposes of making an application under Clause 13.1 any Mortgagee, any Receiver or any Attorney may purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and at the time it thinks fit.

14.  OTHER SECURITY INTERESTS OVER MORTGAGED PROPERTY
-----------------------------------------------------

(a) For all the purposes of this Deed any Mortgagee and any Receiver or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Mortgaged Property as to the amount and property secured by the Security Interest.

(b) The Agent may at any time pay the amount certified by the holder of a prior ranking Security Interest or purported prior ranking Security Interest as necessary to discharge it. From the date of payment that amount will be part of the Secured Moneys and each Mortgagor will indemnify the Agent on demand against that amount, whether or not that Security Interest or purported Security Interest was valid or prior ranking or the property or moneys stated in the certificate were secured by it.

15.  PROTECTION OF AGENT, RECEIVER AND ATTORNEY
-----------------------------------------------

Subject to any law which applies notwithstanding any agreement to the contrary, no Mortgagee nor any Receiver or Attorney will be liable in respect of:

(a) any act, omission, delay, negligence or breach of duty in the exercise or non-exercise of any Power; nor

(b)  for any loss (including consequential loss) which results,

except where it arises from fraud or wilful default on the part of the Agent, Receiver or Attorney.

16.  PROTECTION OF THIRD PARTIES
--------------------------------

16.1 No enquiry
---------------

No party to any Dealing (as defined below) and no person asked to register a
Dealing:

(a)  is bound to enquire:

     (i) as to whether an Event of Default has occurred or whether this Deed has become enforceable;

     (ii) as to whether a person who is or is purported to be a Receiver or Attorney is duly appointed;

     (iii) as to the amount of Secured Moneys and as to whether Secured Moneys are due and payable; or

     (iv)   in any other way as to the propriety or regularity of the Dealing;
            or

(b)  is affected by express notice that the Dealing is unnecessary or improper.

Notwithstanding any irregularity or impropriety in any Dealing, as regards the protection of any party to the Dealing or a person registering a Dealing, it will be deemed to be authorised by this Deed and will be valid accordingly.

In this Clause a "Dealing" is:

(a)  any payment or delivery or handing over of an asset to; or

(b) any acquisition, incurring of Financial Indebtedness, receipt, sale, Lease, disposal or other dealing, by the Agent or any Receiver or Attorney, or person who is purported to be a Receiver or Attorney.

16.2 Receipt
------------

The receipt of any Authorised Officer of the Agent or any Attorney or Receiver (or person who is purported to be a Receiver or Attorney) for any moneys or assets payable to or receivable or received by it exonerates discharges the person paying those moneys or handing over that asset from being concerned to see to their application, or being liable or accountable for their loss or misapplication.

17.  EXPENSES,INDEMNITY
-----------------------

17.1 Expenses
-------------

On demand each Mortgagor shall reimburse the Agent for the expenses of the Agent in relation to:

(a) the preparation, execution and completion of the Transaction Documents and any subsequent consent, approval, waiver or amendment; and.

(b)  (i)   the actual or contemplated enforcement of the Transaction Documents, or the actual or contemplated exercise, preservation or consideration of any right or powers under, the Transaction Documents; and


     (ii) any enquiry by a Governmental Agency converning a transaction or activity for which or in connection with which finance or funds raised under a Transaction Document are used or provided,

     including without limitation any expenses incurred in retaining consultants to evaluate matters of material concern to the Agent and administrative costs including any time of its executives (such time and costs to be charged at reasonable rates), and including in each case reasonable legal costs and expenses on a full indemnity basis before an Event of Default has occurred, and after an Event of Default has occurred, including all legal costs and expenses on a full indemnity basis.

17.2 Indemnity
--------------

On demand, each Mortgagor shall indemnify the Agent and each Receiver and Attorney against all losses, costs, charges, expenses, liabilities, outgoings and payments which the Agent or any Receiver or Attorney pays, is liable to pay or sustains in any way:

(a) in relation to the Mortgaged Property or the exercise or attempted exercise of any Power; or

(b) as a consequence of the occurence of an Event of Default or Potential Event of Default,

except where it arises from the fraud or wilful default on the part of the Agent, Receiver or Attorney.

17.3 Amounts in foreign currency
--------------------------------

Where an amount to be reimbursed or indemnified against is denominated in another currency, if the Agent so requests, each Mortgagor will reimburse or indemnify it against the amount of Australian dollars which the Agent certifies that it used to buy the relevant amount of the other currency in accordance with its normal procedures. If the Agent does not so request, each Mortgagor will reimburse or indemnify it in the relevant currency.

18.  FOREIGN CURRENCY INDEMNITY
-------------------------------

Whenever:

(a) any amount payable by a Mortgagor is received or recovered by the Agent or a Mortgagee in a currency (the "Payment Currency") other than the currency in which payment was to be made (the "Relevant Currency") for any reason (including without limitation as a result of any judgment or order, or the Liquidation of that Mortgagor or any proof or claim in relation to that Liquidation); and

(b) the amount actually received by the Agent or a Mortgagee in accordance with its normal practice by converting the Payment Currency into the Relevant Currency is less than the relevant amount in the Relevant Currency, then as an independent obligation that Mortgagor shall indemnify the Agent or a Mortgagee, as appropriate against the deficiency upon demand.

19.  STAMP DUTIES
-----------------

19.1  Each Mortgagor shall pay all stamp, transaction, registration and similar
-------
Taxes (including fines and penalties, other than arising from the wilful default of the Agent) other than Excluded Taxes which may be payable or determined to be payable in relation to the execution, delivery, performance or enforcement of any Transaction Document or any payment or receipt or any other transaction contemplated by any Transaction Document.

19.2 Such Taxes include any financial institutions duty, debits tax or other
------
Taxes payable by return and any such Taxes passed on to the Agent by any bank or financial institution.

19.3 Each Mortgagor shall indemnify the Agent on demand against any liabilities
------
resulting from delay or omission to pay such Taxes.

20.  INTEREST ON OVERDUE AMOUNTS
--------------------------------

20.1 Interest
-------------

On demand by the Agent each Mortgagor shall pay interest on any of the Secured Moneys which are due and payable by it and unpaid (including without limitation interest payable under this Clause).

20.2 Rate
---------

Unless any Transaction Document provides otherwise, interest accrues from day to day from the due date (or in the case of amounts to be reimbursed or indemnified against under Clause 17 or 18, from the date of disbursement or loss) up to the date of actual payment, before and (as a separate and independent obligation) after judgment, in the currency of the relevant amount at the rate which is the higher of:

(a) the rate (if any) applicable to the Secured Moneys under any Transaction Document immediately prior to the due date; and

(b)  the aggregate of 2% per annum and:

     (i) if the amount is denominated in Australian dollars, the indicator lending rate of the Agent in respect of loans of A$100,000 and over from time to time calculated on a daily basis and a year of 365 days; or

     (ii) if the amount is denominated in any other currency, the rate which is determined by the Agent to be:

          (A) the arithmetic mean of the rates displayed on the Reuters screen LIBO page (in the case of US dollars or the equivalent page for other currencies) for the making of deposits in the currency concerned for funding periods not exceeding three months selected by the Agent from time to time and for the value date which is the date of default, disbursement or loss as the case may be (or, as appropriate, the expiry of any relevant funding period referred to above). That arithmetic mean will be rounded upwards, if necessary, to the nearest 1/16th of one percent; or

          (B) if no such rates are available, the Agent's cost of funds in that currency from time to time.

If no earlier demand is made for its payment, accrued interest under this Clause will be deemed to be demanded at the end of each calendar quarter (and will start to accrue interest accordingly).

20.3 Foreign currency basis
---------------------------

Interest on amounts other than Australian dollars or Sterling will be calculated on a daily basis and a year of 360 days.

21.  CERTIFICATE AS TO AMOUNT OF SECURED MONEYS
-----------------------------------------------

A certificate signed by any Authorised Officer of the Agent will be conclusive evidence any against any Mortgagor, in the absence of manifest error:

(a)   as to the amount of Secured Moneys stated in that certificate; and

(b)   that a document specified in that certificate is a Transaction Document.

22.  SURVIVAL OF REPRESENTATIONS AND INDEMNITIES
------------------------------------------------

22.1  All representations and warranties in any Transaction Document will
------
survive the execution and delivery of the Transaction Documents and the provision of advances and accommodation.

22.2 Each indemnity in any Transaction Document:
------

(a)  is a continuing obligation;

(b) is a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

(c)  will survive termination or discharge of the relevant Transaction Document.

23.  CONTINUING SECURITY
-----------------------

This Deed and each Collateral Security is a continuing security notwithstanding any settlement of account, intervening payment or anything whatsoever until a final discharge of this Deed and each Collateral Security has been given to each Mortgagor.

24.  OTHER SECURITIES
---------------------

No Power and nothing in this Deed or any Collateral Security merges in, or in any other way prejudicially affects or is prejudicially affected by:

(a)  any other Security Interest; or

(b) any judgment, right or remedy against any person, which the Agent or any person claiming through the Agent may have at any time.

25.  WAIVERS, REMEDIES CUMULATIVE
---------------------------------

25.1 No failure to exercise and no delay in exercising any Power operates as a
------
waiver. Nor does any single or partial exercise of any Power preclude any other or further exercise of that Power, or the exercise of any other Power.

25.2 The rights, powers and remedies provided to the Agent in this Deed are
------
cumulative and not exclusive of any rights, powers or remedies provided by law.

26.  CONSENTS AND OPINION
-------------------------

Except where expressly stated the Agent may give or withhold, or give conditionally, approvals and consents be satisfied or unsatisfied, and form opinions, at its absolute discretion.

27.  SEVERABILITY OF PROVISIONS
-------------------------------

(a) Any provision of this Deed or any Collateral Security which is prohibited or unenforceable in any jurisdiction will be ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Deed or any Collateral Security nor affect the validity or enforceability of that provision in any other jurisdiction.

(b)  Without limiting the generality of paragraph (a):

     (i) the definition of Secured Moneys does not include any obligation so long as and to the extent that the inclusion of that obligation would avoid or invalidate or render ineffective Clauses 2 and 3 or the security constituted Deed; and

     (ii) the definition of the Mortgaged Property does not include any property so long as and to the extent the inclusion of that property would invalidate or avoid or render ineffective the security constituted by this Deed, but each Mortgagor shall use its best endeavours to satisfy any condition or obtain any consent which may be necessary to include such obligation or property validly under this Deed.

28.  MORATORIUM LEGISLATION
---------------------------

To the full extent permitted by law all legislation which at any time directly or indirectly:

(a) lessens; varies or affects in favour of a Mortgagor any obligation under this Deed or any Collateral Security; or

(b) delays; prevents or prejudicially affects the exercise of any Power, is excluded from this Deed and any Collateral Security.

29.  ASSIGNMENTS
-----------------

Subject to the other Transaction Documents, any Mortgagee may assign its rights under this Deed and each Collateral Security. If this Deed is assigned, the Secured Moneys will include all actual and contingent liability of each Mortgagor and the Borrower to the assignee, whether or not it was incurred before the assignment or in contemplation of it.

30.  NOTICES
------------

All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this Deed shall:

(a)  be in writing;
(b)  be signed by an Authorised Officer of the sender; and
(c)  be deemed to be duly given or made:
     (i) (in the case of delivery in person or by post, facsimile transmission or cable) when delivered, received or left at the address of the recipient shown in this Deed or to any other address it may have notified the sender; or

     (ii) (in the case of telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

     but if delivery or receipt is on a day on which business is not generally carried on in the place to which such communication is sent or is later than 4 p.m. (local time), it will be deemed to have been duly given or made at the commencement of business on the next such day or which business is generally carried on in that place.

31.  AUTHORISED OFFICERS
------------------------

Each Mortgagor irrevocably authorises the Agent to rely on a certificate by any person purporting to be a director or secretary of that Mortgagor as to the identity and signatures of its Authorised Officers. The relevant Mortgagor warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents.

32.  GOVERNING LAW AND JURISDICTION
-----------------------------------

This Deed is governed by the laws of New South Wales. Each Mortgagor submits to the non-exclusive jurisdiction of its courts.

33.  THIRD PARTY PROVISIONS
---------------------------

33.1 Security not to be affected
--------------------------------

None of this Deed, any Collateral Security, any Power nor the obligations of any Mortgagor under this Deed will be affected by anything which but for this provision might operate to release, prejudicially affect or discharge them or in any way exonerate a Mortgagor from any of its obligations including, without limitation:

(a) the grant to any person of any time, waiver or other indulgence, or the discharge or release of any person;
(b) any transaction or arrangement that may take place between any Mortgagee and person;

(c)  the Liquidation of any person;

(d) any Mortgagee becoming a party to or bound by any compromise, moratorium, assignment of property, scheme of arrangement, composition of debts or scheme of reconstruction by or relating to any person;

(e) any Mortgagee exercising or delaying or refraining from exercising any other security or any of the rights, powers or remedies conferred on it by law or by any Transaction Document or by any other document or agreement with any person;

(f) the amendment, variation, novation, replacement, rescission, invalidity, extinguishment, repudiation, avoidance, unenforceability, frustration, failure, expiry, termination, loss, release, discharge, abandonment, assignment or transfer either in whole or in part and either with or without consideration of any Transaction Document, or of any other Guarantee, Security Interest or other document or agreement now or in the future held by a Mortgagee from any person or of any right, obligation, power or remedy;

(g) the taking or perfection of or failure to take or perfect any Security Interest or Guarantee;

(h) the failure by any Relevant Company or any Mortgagee to notify a Mortgagor of any default by any Relevant Company under any Transaction Document or any other agreement with any Mortgagee;

(i) any Mortgagee obtaining a judgment against any person for the payment of any Secured Moneys;

(j) any legal limitation, disability, incapacity or other circumstances relating to any person; or

(k) any change in the members or constitution of any partnership or of any person;

(l) any Guarantee or Security Interest to secure all or part of the Secured Moneys not being valid or executed by or binding upon any person.

33.2 Principal and independent obligation
-----------------------------------------

This Deed and each Collateral Security is a principal and independent obligation and except for stamp duty purposes it is not to be treated as ancillary or collateral to any other Security Interest, right or obligation.

33.3 No marshalling
-------------------

No Mortgagee shall be under any obligation to marshal or appropriate in favour of a Mortgagor, or to exercise, apply or recover:

(a) any Security Interest or Guarantee (including, without limitation, any Transaction Document) held by that Mortgagee at any time; or

(b) any of the funds or assets that Mortgagee may be entitled to receive or have a claim upon.

33.4 No competition
-------------------

Until the Secured Moneys have been irrevocably paid and discharged in full no Mortgagor is entitled on any grounds whatsoever:

(a) to be subrogated to any Mortgagee or to claim the benefit of any Security Interest or Guarantee held by that Mortgagee at any time; or

(b) either directly or indirectly to prove in, to claim or to receive the benefit of, any distribution, dividend or payment arising out of or relating to the Liquidation of the Borrower or the Guarantor or any other person who gives a Guarantee or Security Interest in respect of any of the Secured Moneys.

The receipt of any distribution, dividend or other payment by any Mortgagee out of or relating to such Liquidation will not prejudice the right of the Agent to recover the Secured Moneys by enforcement of this Deed and each Collateral Security.

33.5 Suspense account
---------------------

In the event of the Liquidation of a Mortgagor or any other person, each Mortgagor authorises the Agent:

(a) to prove for all moneys received by any Receiver, Attorney or Mortgagee under or by virtue of this Deed or any Collateral Security or any other Guarantee or Security Interest in or towards satisfaction of the Secured Moneys payable to the Mortgagees by the relevant Mortgagor; and

(b)  (i)  to retain and carry to a suspense account; and

     (ii) to appropriate at the discretion of the Agent;

     any dividends received in the Liquidation of the relevant Mortgagor or any other person and all other moneys received in respect of the Secured Moneys,

until the Mortgagees have been paid in full in respect of the Secured Moneys.

33.6 Rescission of payment
--------------------------

Whenever for any reason (including without limitation under any law relating to Liquidation, fiduciary obligations or the protection of creditors):

(a) all or part of any transaction of any nature (including without limitation any payment or transfer) made during the term of this Deed which affects or relates in any way to the Secured Moneys is void set aside or voidable;

(b)  any claim that it is so is upheld, conceded or compromised; or

(c) any Mortgagee is required to return or repay money or assets received by it under any such transaction or the equivalent for value of that money or asset,

the Mortgagees will immediately become entitled against each Mortgagor to all rights in respect of the Secured Moneys and the Mortgaged Property which it would have had if all or the relevant part of the transaction or receipt had not taken place. Each Mortgagor will indemnify the Mortgagees on demand against any resulting loss, costs or expenses. This clause continues to apply after the discharge of this Deed.

33.7 Variation
--------------

(a) Subject to any other Transaction Document, any Mortgagee may from time to time:

     (i)   amend any Transaction Document to which it is a party;

     (ii)  provide further accommodation to the Borrower or the Guarantor; or

     (iii) increase the limit (if any) of accommodation to be made available by it,

     at its absolute discretion and without notice to or consent by any Mortgagor.

(b) This Deed extends to cover all Transaction Documents and all agreements from time to time in force between any Mortgagee and a Mortgagor as contemplated by paragraph (a).

33.8 Indemnity
--------------

If any of the Secured Moneys (including moneys which would have been Secured Moneys if they were recoverable) are not recoverable from a Mortgagor for any reason, including without limitation any legal limitation, disability or incapacity affecting a Mortgagor and whether or not:

(a) any transaction relating to the Secured Moneys was void or illegal or has been subsequently avoided; or

(b) any matter or fact relating to any such transaction was or ought to have been within the knowledge of any Mortgagee,

each Mortgagor shall indemnify each Mortgagee on demand in respect of such moneys and agrees to pay such moneys to the Agent for the account of the relevant Mortgagees on demand.

34.  SET OFF
------------

34.1 Each Mortgagor authorises any Mortgagee to apply any credit balance in any
------
currency (whether or not matured) in any of its accounts with any branch of that Mortgagee towards satisfaction of any sum at any time due and payable by it to the Agent under or in relation to any Transaction Document. No Mortgagee is obliged to make the application.

34.2 Each Mortgagee may effect any currency exchanges appropriate to implement
------
that application.

35.  COUNTERPARTS
-----------------

This Deed may be executed in any number of counterparts. All counterparts taken together will be deemed to constitute one instrument.

36.  ACKNOWLEDGMENT BY MORTGAGORS
---------------------------------

Each Mortgagor confirms that:

(a) it has not entered into this Deed in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of any Mortgagee or any Related Body Corporate of any Mortgagee (including, without limitation, any advice, warranty, representation or undertaking); and

(b) neither any Mortgagee nor any Related Body Corporate of any Mortgagee is obliged to do anything (including, without limitation, disclose anything or give advice), except as expressly set out in the Transaction Documents.

37.  ATTORNEYS
--------------

Each of the attorneys executing this Deed states that he has no notice of the revocation of his power of attorney.

                                  SCHEDULE ONE
                                  ------------

                                   MORTGAGORS
                                   ----------

NAME                            A.C.N.                REGISTERED
----                            ------                ----------
                                                      ADDRESS
                                                      -------
The Galore Group Limited        008 577 759           c/-Sly and Weigall
                                                      4th Floor
                                                      54 Marcus Clarke Street
                                                      Canberra City ACT 2601

Vilbrent Pty. Ltd.              002 055 567           327 Chisholm Road
                                                      Auburn NSW 2144

Barbeques Galore Pty. Ltd.      001 354 454           327 Chisholm Road
                                                      Auburn NSW 2144

Optic Express Pty. Ltd.         001 819 852           327 Chisholm Road
                                                      Auburn NSW 2144

The Galore Group
(International) Pty. Ltd.       001 753 073           327 Chisholm Road
                                                      Auburn NSW 2144

Bosmana Pty. Ltd.               002 060 335           327 Chisholm Road
                                                      Auburn NSW 2144

Pricotech Leisure Brands        002 060 273           327 Chisholm Road
Pty. Ltd.                                             Auburn NSW 2144

Redgun Pty. Ltd.                002 065 330           327 Chisholm Road
                                                      Auburn NSW 2144

G.L.G. Australia Pty. Ltd.      001 185 002           327 Chisholm Road
                                                      Auburn NSW 2144

Park-Tee Engineering Pty. Ltd.  001 387 382           327 Chisholm Road
                                                      Auburn NSW 2144

Douglas Manufacturing Pty.      002 177 424           327 Chisholm Road
Ltd.                                                  Auburn NSW 2144

Australian Enamellers Pty.      002 909 864           327 Chisholm Road
Ltd.                                                  Auburn NSW 2144

Cook-on-Gas Products            001 532 912           327 Chisholm Road
(Australia) Pty. Ltd.                                 Auburn NSW 2144

Cougar Leisure Products         005 669 198           327 Chisholm Road
Pty. Ltd.                                             Auburn NSW 2144

Galore Group Services           007 903 022           U5 1181 Churchill Road
Pty. Ltd.                                             Cavan, SA 5094

Galore Steel Industries         003 352 949           327 Chisholm Road
Pty. Ltd.                                             Auburn NSW 2144

                                 SCHEDULE TWO
                                 ------------

                                      Nil


IN WITNESS the parties have executed and delivered this Deed in the Australian
----------
Capital Territory.


THE MORTGAGORS
--------------

SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
THE GALORE GROUP LIMITED       )         /s/ BETTIE ANNE McNEE
------------------------       )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
VILBRENT PTY. LIMITED           )         /s/ BETTIE ANNE McNEE
--------------------           )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
BARBEQUES GALORE PTY. LTD      )         /s/ BETTIE ANNE McNEE
-------------------------      )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
OPTIC EXPRESS PTY. LTD         )         /s/ BETTIE ANNE McNEE
------------------------       )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------

SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
THE GALORE GROUP               )
----------------               )
(INTERNATIONAL) PTY. LTD       )         /s/ BETTIE ANNE McNEE
------------------------       )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )         /s/ BETTIE ANNE McNEE
BOSMANA PTY. LTD               )         ---------------------------
----------------               )             BETTIE ANNE McNEE
by its attorney:               )


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
PRICOTECH LEISURE BRANDS PTY   )         /s/ BETTIE ANNE McNEE
----------------------------   )         ---------------------------
LTD by its attorney:           )             BETTIE ANNE McNEE
---


[SIGNATURE APPEARS HERE]
--------------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
REDGUN PTY. LTD                )         /s/ BETTIE ANNE McNEE
---------------                )         ---------------------------
by its attorney:               )             BETTIE ANNE McNEE


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )         /s/ BETTIE ANNE McNEE
G.L.G. AUSTRALIA PTY. LTD      )         ---------------------------
-------------------------      )             BETTIE ANNE McNEE
by its attorney:               )


[SIGNATURE APPEARS HERE]
--------------------------

SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
PARK-TEC ENGINEERING PTY.      )         /s/ BETTIE ANNE McNEE
-------------------------      )         ---------------------------
LTD by its attorney:           )             BETTIE ANNE McNEE
---


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
DOUGLAS MANUFACTURING PTY.     )         /s/ BETTIE ANNE McNEE
--------------------------     )         ---------------------------
LTD by its attorney:           )             BETTIE ANNE McNEE
---


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
AUSTRALIAN ENAMELLERS PTY.     )         /s/ BETTIE ANNE McNEE
--------------------------     )         ---------------------------
LTD by its attorney:           )             BETTIE ANNE McNEE
---


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
COOK-ON-GAS PRODUCTS           )         /s/ BETTIE ANNE McNEE
--------------------           )         ---------------------------
(AUSTRALIA) PTY. LTD           )             BETTIE ANNE McNEE
--------------------           )
by its attorney:               )


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )         /s/ BETTIE ANNE McNEE
COUGAR LEISURE PRODUCTS        )         ---------------------------
-----------------------        )             BETTIE ANNE McNEE
PTY. LTD by its attorney:      )
--------


[SIGNATURE APPEARS HERE]
--------------------------

SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
GALORE GROUP SERVICES PTY.               /s/ BETTIE ANNE McNEE
--------------------------               ---------------------------
LTD by its attorney:                         BETTIE ANNE McNEE
---


[SIGNATURE APPEARS HERE]
--------------------------



SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
GALORE STEEL INDUSTRIES        )         /s/ BETTIE ANNE McNEE
-----------------------        )         ---------------------------
PTY. LTD by its attorney:      )             BETTIE ANNE McNEE
--------


[SIGNATURE APPEARS HERE]
--------------------------


THE AGENT
---------

SIGNED SEALED AND DELIVERED    )
---------------------------    )
for and on behalf of           )
WESTPAC BANKING CORPORATION    )
---------------------------    )
by its attorney                )         /s/ JAMES GRANT
in the presence of:            )         ---------------------------
                                         Attorney
[SIGNATURE APPEARS HERE]                 Print name:    JAMES GRANT
--------------------------
Witness
Print name:

                     [LETTERHEAD OF ANZ BANK APPEARS HERE]

14 July, 1994.


The Directors
The Galore Group Limited
327 Chisholm Road
AUBURN NSW 2144



Dear Sirs,

LETTER OF OFFER
---------------
THE GALORE GROUP LIMITED A.C.N. 008 577 759 ("THE CUSTOMER")
------------------------------------------------------------

Australia and New Zealand Banking Group Limited (the "Bank") is pleased to offer the availability of the Facilities listed below to each company listed as a Customer in Schedule 1 to this letter.

The Facilities are offered on the terms set out in this Letter of Offer, the General Conditions and the Specific Conditions for each Facility as at the date of this Letter of offer (together the "Agreement").

A summary of the Facilities is as follows:

                                                                           Facility Limit
                                                                           --------------
    Facility                                                                    AUD
    --------                                                                    ---
1.  Interchangeable Facility
    i.   Variable Rate Commercial Bill Acceptance/Discount Facility
    ii.  Fixed Rate Commercial Bill Facility
    Total Facility Limit for the Interchangeable Facility                     5,400,000

2.  Multi Option Facility
    i.   Variable Rate Commercial Bill Acceptance/Discount Facility
    ii.  Documentary Credit/Documents Surrendered Facility (Local or Overseas)
    iii. Bills Negotiated Not Under Credit Facility (Bills Payable Overseas)
    Total Facility Limit for the Multi Option Facility                        9,600,000

3.  Overdraft Facility                                                        2,400,000

4.  Indemnity/Guarantee Facility                                                150,000

5.  Encashment Facility/Payroll                                                 850,000

6.  Foreign Currency Dealing Facility                                         2,000,000

7.  Foreign Currency Settlement Facility                                     (1,000,000)
                                                                            -----------
    Total Facility Limits                                                   $20,400,000
                                                                            ===========

LIMIT APPROVAL FEE                   $20,000

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------

1.  INTERCHANGEABLE FACILITY
    ------------------------

    Total Facility Limit:            $5,400,000

    Termination Date:                30 June, 1997

    Purpose:                         Term debt.

    Total Facility Limit for
    Interchangeable Facility
    (and separate Facility Limits):  The Customer may only make a Drawing under or otherwise make use of a particular
                                     Facility included in the Interchangeable
                                     Facility if, on the Drawdown Date (or the date when the relevant amount of Principal Outstanding is to be made available), the Principal Outstanding under both the Facilities included in the Interchangeable Facility does not exceed the Total Facility Limit for the Interchangeable Facility.

     Line Fee:                       0.75% p.a. on the Facility Limit, payable
                                     in advance on the date of the Agreement and afterwards quarterly.

(i)  Variable Rate Commercial Bill
     Acceptance/Discount Facility:

     Yield Rate:                     For each Drawing of Bills, a rate quoted by
                                     the Bank in respect of the face value of the Bills for the relevant tenor.

     Fees:                           Acceptance Fee:
                                     For each Bill, an amount equal to 0.75%
                                     p.a. on the face amount of the Bill payable on the Drawdown Date for the Bill.

     Specific Conditions:            Apply.

(ii) Fixed Rate Commercial Bill
     Facility

     Yield Rate:                     For each Drawing of Bills, a rate fixed for
                                     all rollovers up until the last day of the term.

     Fees:                           Acceptance Fee:
                                     For each Bill, an amount equal to 0.75%
                                     p.a. on the face amount of the Bill payable on the Drawdown Date for the Bill.

Specific Conditions:                 Apply.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------

2.    MULTI OPTION FACILITY
      ---------------------

      Total Facility Limit:           $9,600,000

      Termination Date:               Not before the next Annual Review Date.

      Purpose:                        Trade Finance.

      Total Facility Limit for
      Multi Option Facility
      (and separate Facility Limits): The Customer may only make a Drawing under or otherwise make use of a particular
                                      Facility included in the Multi Option
                                      Facility if, on the Drawdown Date (or the date when the relevant amount of Principal Outstanding is to be made available), the Principal Outstanding under all the Facilities included in the Multi Option Facility does not exceed the Total Facility Limit for the Multi Option Facility.

(i)   Variable Rate Commercial
      Bill Acceptance/Discount
      Facility (Trade)

      Yield Rate:                     For each Drawing of Bills, a rate quoted
                                      by the Bank in respect of the face value of the Bills for the relevant tenor.

                                      Acceptance Fee:
                                      For each Bill, an amount equal to 1.5%
                                      p.a. on the face amount of the Bill
                                      payable on the Drawdown Date for the Bill.

      Specific Conditions:            Apply.

(ii)  Documentary Credit /
      Documents Surrendered Facility
      (Local or Overseas):

      Subject to Bank's Agreement:    The Customer is only entitled to have the
                                      Bank open a Documentary Credit if the Bank agrees to the terms of the Customer's application and if the Customer executes all documents required by the Bank.

      Fees:                           Bank's standard charges to apply.

      Specific Conditions:            Do not apply.

(iii) Bills Negotiated Not Under
      Credit Facility (Bills Payable
      Overseas)

      Subject to Bank's Agreement:    The Customer is only entitled to have the
                                      Bank negotiate a Bill or trade documents under the Facility if the Bank agrees to the terms of the Customer's Lodgement
                                      Letter and if the Customer executes all
                                      documents required by the Bank.

      Fees:                           Bank's standard charges to apply.

      Specific Conditions:            Do not apply.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------

3.   OVERDRAFT FACILITY
     ------------------

     Total Facility Limit:            $2,400,000

     Termination Date:                Not before the next Annual Review date.

     Purpose:                         Working capital.

     Interest Rate:                   Bank Reference Rate (currently 9.0% p.a.)
                                      for amounts up to the Facility Limit.

     Interest Payment:                Monthly in arrears on the first Business
                                      Day of each calendar month, accruing daily starting on the first day of overdraft
                                      (interest payable monthly).

     Fees:                            Line Fee:
                                      0.75% p.a. on the Facility Limit, payable quarterly in arrears on the 15th day of each February, May, August and November, in respect of the calendar quarter which ended on the last day of the preceding month.

     Specific Conditions:             Do not apply.

4.   INDEMNITY / GUARANTEE FACILITY
     ------------------------------

     Facility Limit:                  $150,000

     Termination Date:                Not before the next Annual Review date.

     Fee Rate for each                1.0% p.a. subject to Minimum Fee of $50
     Bank Guarantee                   per half year. The Minimum Fee is subject
                                      to variation any time during the term of the Facility.

     Fee Payment:                     For each Bank Guarantee, the fee is
                                      payable on the date of drawdown and
                                      afterwards half yearly.

     Specific Conditions:             Apply.

5.   ENCASHMENT FACILITY / PAYROLL
     -----------------------------

     Facility Limit:                  $850,000

     Termination Date:                Not before the next Annual Review date.

     Purpose:                         To allow each Customer specified in
                                      Schedule 1 to cash cheques at specified
                                      branches.

     Fees:                            Establishment Fee:
                                      $50.00 for each encashment arrangement.
                                      This charge is subject to variation at any time during the term of the Facility.

                                      Renewal Fee:
                                      $50.00 p.a. for each encashment
                                      arrangement. This charge is subject to
                                      variation at any time during the term of the Facility.

     Specific Conditions:             Do not apply.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------

6.   FOREIGN CURRENCY
     ----------------
     DEALING FACILITY
     ----------------

     Facility Limit:                  AUD2,000,000

                                      (For this purpose the Bank adjusts the
                                      face value of the Customer's obligation
                                      under each transaction by a multiplier
                                      (determined by the Bank). The process
                                      includes conversion of any foreign
                                      currency amount to the equivalent amount in AUD.)

     Termination Date:                Not before the next Annual Review date.

     Purpose:                         Spot and forward exchange dealing
                                      (including currency swaps).

     No Pay Away Exposure except
     under Foreign Currency
     Settlement Facility:             The Bank does not assume any pay away
                                      exposure under this Facility unless and to the extent that it links this Facility with a Foreign Currency Settlement
                                      Facility. Except to that extent the Bank can have no obligation to deliver currency under a contract until it is satisfied that counter funds have been lodged by or on behalf of the Customer.

     Subject to Bank's Agreement:     The Customer may only enter into a foreign
                                      currency contract with the Bank if the
                                      Bank agrees to the terms of the contract and if the Customer executes all other documents required by the Bank.

     Maximum contract term:           The maximum term for a Foreign Currency
                                      Dealing contract is 6 months.

     Specific Conditions:             Do not apply.

7.   FOREIGN CURRENCY
     ----------------
     SETTLEMENT FACILITY
     -------------------

     Facility Limit:                  (AUD1,000,000)

                                      (For this purpose the Bank will determine the prevailing market rates to convert foreign currency amounts to the equivalent amounts in AUD.)

                                      The Facility is linked to the Foreign
                                      Currency Dealing Facility. The Facility
                                      Limit represents the extent to which the Bank will assume pay away exposure, on any one settlement day, in respect of foreign exchange contracts maturing on that day.

     Termination Date:                Not before the next Annual Review date.

     Purpose: To allow delivery of currency under foreign exchange contracts before the Bank has received confirmation that counter funds have been lodged by or on behalf of the Customer.

     Subject to Bank's Agreement:     The Bank will only assume pay away
                                      exposure in respect of the Customer's
                                      obligation under a foreign exchange
                                      contract, if the Bank has agreed to the
                                      terms of the contract and the Customer has executed all documents required by the Bank.

     Specific Conditions:             Do not apply.

                                     - 6 -
LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------

SECURITY:                    Conditions precedent to use of the Facilities
-------                      include provision of the following securities in
                             favour of the Bank, each in the form furnished by, and approved by the Bank:

                             (a) Cross Deed of Covenant (standard ANZ Bank document) between and on account of each Company which is a Customer;

                             (b) Joint and Several Guarantee (standard ANZ Bank document), unlimited as to amount by:

                                  The Galore Group Limited
                                  Vilbrent Pty Limited
                                  Barbecues Galore Pty Limited
                                  Galore Pty Limited (formerly Optic Express
                                   Pty Ltd)
                                  The Galore Group (Int'l) Pty Limited
                                  Bosmana Pty Limited
                                  Pricotech Leisure Brands Pty Limited
                                  Redgun Pty Limited
                                  G.L.G. Australia Pty Limited
                                  Park-tec Engineering Pty Limited
                                  Douglas Manufacturing Pty Limited
                                  Australian Enamellers Pty Limited
                                  Cook-on-Gas Products (Aust.) Pty Limited
                                  Cougar Leisure Products Pty Limited
                                  Galore Group Services Pty Limited
                                  Galore Group Nominees Pty Limited
                                  G.L.G. Trading Pte Ltd
                                  The Galore Group (USA)
                                  Barbecues Galore Inc.
                                  Pool Patio 'n Things Inc.

                             (c) First ranking Registered Mortgage Debenture over all the assets and undertaking of The Galore Group Limited and its wholly owned subsidiaries (excluding US corporations).

                                  (This to be a fixed and floating charge over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the company).

                             (d)  First Registered Guarantee Mortgage by
                                  Vilbrent Pty Limited being the Registered
                                  Proprietor over the property situated at 345 Chisholm Road, Auburn.

                             (e)  Second Registered Guarantee Mortgage by
                                  Vilbrent Pty Limited being the Registered
                                  Proprietor over property situated at
                                  327 Chisholm Road, Auburn.

                                  (The costs for which the Customer is liable under the General Conditions include costs of preparing security documents and costs of any property valuations required by the Bank in connection with the securities).

ANNUAL REVIEW:                    The facilities are subject to Annual Review
-------------                     so that (in accordance with the General
                                  Conditions and with the exclusion of the Interchangeable Facility) the Bank may terminate them and require repayment, or amend the terms on which the facilities are available, by giving 30 days' notice to the Customer.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                           14 July 1994.
--------------------------------------------------------------------------------


ANNUAL REVIEW
-------------
DATE:                       31 July in each year.
----

GOVERNMENT DUTIES/
------------------
TAXES/CHARGES:              Subject to any applicable law, the Customer
-------------               indemnifies the Bank in respect of and shall on
                            demand pay to the Bank all transaction charges (such as financial institutions duty and debits tax).

CHANGE OF CONTROL:          For the purposes of the Agreement, a Change of
-----------------           Control occurs if, in the opinion of the Bank, there
                            is a change in the control of the Customer, directly or indirectly (whether by change of ownership or voting power) and the Bank determines that the change is unacceptable for the purposes of the Agreement.

OTHER CONDITIONS:           In addition to the provisions of the General
----------------            Conditions, the following conditions shall apply:

                            (a)   Split Banking Arrangements
                                  --------------------------
                                  The Bank's provision of Facilities aggregating $20,400,000 is conditional upon the total bank facilities requirements not exceeding $33,200,000 and reducing by $2,800,000 by
                                  31/12/94. The balance of the requirements
                                  (maximum $12,800,000) will be provided by St. George Bank on common terms and conditions. The St. George Bank Facility will reduce by $2,800,000 by 31/12/94.

                            (b)   Security Arrangements
                                  ---------------------
                                  The mortgage security proposed shall secure the Bank and St. George Bank parri passu in proportion to the actual level of utilisation of their respective facilities. The security arrangements shall be governed by a security structure under which the Bank shall be appointed the security agent.

                            (c)   Structure and Documentation
                                  ---------------------------
                                  The Split Banking Arrangements and the
                                  Security Arrangements shall be structured and documented according to legal advice to be obtained by and satisfactory to the Bank.

                            (d)   Existing First Mortgage Borrowing
                                  ---------------------------------
                                  The Customer agrees that the fixed rate loan
                                  (AUD2.1M.) relating to the 327 Chisholm Road property will be fully repaid from cashflow accumulation upon expiry in 1996, so that the existing first mortgage is discharged.

                            (e)   United States Subsidiaries and Assets
                                  -------------------------------------
                                  Galore Group's business and trading assets in the United States may not be pledged or otherwise encumbered without the prior written consent of the Bank. The subsidiaries may not be sold or otherwise disposed of without the Bank's consent.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------


                            (f)   Restriction on Provision of Accommodation to
                                  --------------------------------------------
                                  Others
                                  ------
                                  Other than under normal terms of trade, the Customer may not:

                                  (i) provide financial accommodation for the benefit of or to; or
                                  (ii) give any guarantee or security interest in connection with any indebtness of;

                                  any party other than a mortgagor company, with the exception of the guarantees currently provided in connection with Bromic Pty Limited and GLG (NZ) Pty Limited.

                            (g)   Financial Performance Covenants
                                  -------------------------------
                                  The Customer shall observe the following financial performance covenants:

                                      Gearing Ratio (max.)         30/6/94   30/6/95   30/6/96
                                                                   -------   -------   -------
                                      -Total Liabilities/
                                       Shareholders Funds
                                       as at 30/6 and 31/12           1.2X      1.2X      1.2X

                                      Current Ratio (min.)

                                      -Total Tangible Current

                                       Assets/Total Current

                                       Liabilities as at 30/6

                                       and 31/12                     1.20X     1.20X     1.20X

                                       Interest Cover (min.)
                                      -EBIT/Int.                      2.0X      2.0X      2.0X

                                       Overseas Subsidiary (max.)
                                      -Aggregate amount of all
                                       assets of subsidiaries
                                       incorporated outside
                                       Australia                   USD10M.   USD10M.   USD10M.

                                  and an Authorised Representative shall certify compliance to the Bank as at the dates shown.

                            (h)   Management Accounts
                                  -------------------
                                  The Customer will provide to the Bank monthly management accounts covering group operations within 45 days of each month.

                            (i)   Dividend Payout Limitation
                                  --------------------------
                                  Dividends paid to shareholders in respect to a financial year may not exceed 50% of the Customer's net profit after tax during the relevant year.

                            (j)   Convertibility
                                  --------------
                                  The Customer may convert undrawn capacity under the Multi Option Facility (minimum parcel $1M) to the Interchangeable Facility. Conversion shall be a permanent reduction in the Multi Option Facility and amounts converted shall be subject to a line fee of 0.75% p.a. and an acceptance fee of 0.95% p.a.

LETTER OF OFFER
THE GALORE GROUP LIMITED                                          14 July, 1994.
--------------------------------------------------------------------------------


OFFER PERIOD:                     This offer is available for acceptance until
                                  the close of business on 15 July, 1994.


ACCEPTANCE:                       The Customer may accept this offer by:

                            (a) executing or, if it is a corporation, having its Authorised Representative execute on its behalf, in each case in the place indicated for execution:

                                  (i)    the enclosed copy of this Letter of
                                         Offer; and

                                  (ii)   the confirmation of the General
                                         Conditions and the Specific Conditions
                                         on the duplicate cover page of the
                                         enclosed copy of the General Conditions
                                         titled "Australia and New Zealand
                                         Banking Group Limited - General
                                         Conditions Credit Facilities"; and

                            (b) returning the executed documents to the Bank, together with a cheque made out to the Bank for the Limit Approval Fee.


If you have any questions in relation to this Letter of Offer or the Conditions, please do not hesitate to contact Peter Meares on telephone number 227 1808.


Yours sincerely,
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED




/s/ Peter D. Meares
PETER D. MEARES
SENIOR MANAGER - MARKETING
--------------------------
BUSINESS BANKING
----------------
MARTIN PLACE REGION.
-------------------

                                   SCHEDULE 1
                                   ----------


CUSTOMER                                A.C.N.           FACILITIES       FACILITIES LIMIT
--------                                ------           ----------       ----------------
                                                                                AUD
                                                                                ---

The Galore Group Limited                008 577 759      TBA              TBA

Vilbrent Pty Limited                    002 055 567      TBA              TBA

Barbecues Galore Pty Limited            001 354 454      TBA              TBA

Pricotech Leisure Brands Pty Limited    002 060 273      TBA              TBA

G.L.G. Australia Pty Limited            001 185 002      TBA              TBA

Park-tec Engineering Pty Limited        001 387 382      TBA              TBA

Australian Enamellers Pty Limited       002 909 864      TBA              TBA

Galore Group Services Pty Limited       002 060 335      TBA              TBA

The Customer confirms that it and (if it is a corporation) its directors are aware of, understand and agree to the terms of this Letter of Offer and of the General Conditions and the Specific Conditions, if any, which are contained in separate documents, in the case of the Specific Conditions, if any, bearing the same reference at the foot of their first pages as that appearing at the foot of the first page of this letter.


Each of:

The Galore Group Limited

Vilbrent Pty Limited

Barbeques Galore Pty Limited

Pricotech Leisure Brands Pty Limited

G.L.G. Australia Pty Limited

Park-tec Engineering Pty Limited

Australian Enamellers Pty Limited

Galore Group Services Pty Limited




gives the confirmation set out above and accepts the Bank's offer as set out in this Letter of Offer, in the General Conditions and in the Specific Conditions for each Facility.



Dated
      -------      ------------     199..
       [day]         [month]        [year]



Signed for and on behalf of each Customer
by its Authorised Representative            )
                                            )  --------------------------
                                                   Name (printed):


Signed by                                   )  --------------------------
in the presence of:                         )
                                            )
                                            )
----------------------------                )
Witness
Name (printed):

The following Sureties confirm that they and (if they are companies) their directors are aware of and understand the terms of this Letter of Offer and of the General Conditions and the Specific Conditions contained in separate documents and described above, all of which make up the Agreement between the Customer and the Bank.

Signed for and on behalf of                 )
The Galore Group Ltd                        ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Vilbrent Pty Ltd                            ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Barbecues Galore Pty Ltd                    ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Galore Pty Ltd                              ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
The Galore Group (Int'l) Pty Ltd            ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Bosmana Pty Ltd                             ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Pricotech Leisure Brands Pty Ltd            ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Redgun Pty Ltd                              ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
G.L.G. Australia Pty Ltd                    ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Park-Tec Engineering Pty Ltd                ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Douglas Manufacturing Pty Ltd               ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Australian Enamellers Pty Ltd               ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Cook-on-Gas Products (Aust) Pty Ltd         ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Cougar Leisure Products Pty Ltd             ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Galore Group Services Pty Ltd               ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Galore Group Nominees Pty Ltd               ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
G.L.G. Trading Pte Ltd                      ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
The Galore Group (USA) Inc.                 ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Barbecues Galore, Inc.                      ) ----------------------------------
by its director                             ) Name (printed):

Signed for and on behalf of                 )
Pool Patio 'n Things, Inc.                  ) ----------------------------------
by its director                             ) Name (printed):

================================================================================



                                VARIATION LETTER


                                       to


                            THE GALORE GROUP LIMITED



                            Dated 12th December 1996



                Australia and New Zealand Banking Group Limited
                                ACN 005 357 522

====[LOGO OF AUTSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED APPEARS HERE]=====


--------------------------------------------------------------------------------

              [LETTERHEAD OF ANZ CORPORATE BANKING APPEARS HERE]


12 December 1996


The Directors
The Galore Group
327 Chisholm Road
AUBURN NSW 2144


Dear Sirs,


                               VARIATION LETTER
                           THE GALORE GROUP LIMITED

Following our recent discussions we are pleased to offer additional facilities and variations to some of the conditions on which the existing facilities are provided as follows.


Customer                                                                            ACN
--------                                                                            ---
The Galore Group Limited ("Galore")                                             008 577 759
Vilbrent Pty Limited                                                            002 055 567
Barbecues Galore Pty Limited                                                    001 354 454
Pricotech Leisure Brands Pty Limited                                            002 060 273
G.L.G. Australia Pty Limited                                                    001 185 002
Park-tec Engineering Pty Limited                                                001 387 382
Australian Enamellers Pty Limited                                               002 909 864
Galore Group Services Pty Limited                                               002 060 335

(each a "Customer" and collectively
referred to as the "Galore Group")

Summary of facilities
---------------------

Except where specifically stated to the contrary, the facilities to be provided and specified below may be drawn by each Customer, provided the aggregate drawings of the Galore Group under any facility does not exceed the Facility limit for that facility.


     Facility                                                                   Facility Limit
     --------                                                                   --------------
                                                                                     AUD
                                                                                     ---

1.   Interchangeable Facility
     i.     Variable Rate Commercial Bill Acceptance/Discount Facility
     ii.    Fixed Rate Commercial Bill Facility
     Total Facility Limit for the Interchangeable Facility                          7,550,000

2.   Multi Option Facility
     i.     Variable Rate Commercial Bill Acceptance/Discount Facility
     ii.    Documentary Credit/Documents Surrendered Facility (Local
            or Overseas)
     iii.   Bills Negotiated Not Under Credit Facility (Bills Payable
            Overseas)
     Total Facility Limit for the Multi Option Facility                            14,100,000

3.   Documentary Credit Facility (Local or Overseas)                                5,000,000

4.   Overdraft Facility                                                             2,400,000

5.   Indemnity/Guarantee Facility                                                     300,000

6.   Encashment Facility/Payroll                                                      850,000

7.   Foreign Currency Dealing Facility                                              2,500,000

8.   Foreign Currency Settlement Facility                                           3,000,000

9.   Lease Finance Facility                                                         1,000,000

10.  Seasonal Trade Facility                                                        5,000,000

11.  Standby Facility                                                              12,000,000
     (Variable Rate Commercial Bill
     Acceptance/Discount Facility)
                                                                                   ----------

     Total Facility Limits                                                         53,700,000
                                                                                   ----------

The varied facilities are as follows:

2.   MULTI OPTION FACILITY
     ---------------------

     Total facility limit:                $14,100,000

     Termination date:                    Not before the next review date.

     Purpose:                             Trade Finance.

     Total facility limit for
     Multi Option Facility
     (and separate facility limits):      You may only make a drawing under or
                                          otherwise make use of a particular
                                          facility included in the Multi Option
                                          Facility so long as the making of the
                                          drawing would not cause:

                                          (i)   the amount outstanding under
                                          both the facilities included in the
                                          Multi Option Facility to exceed the
                                          total facility limit for the Multi
                                          Option Facility; and

                                          (ii)  the amount of the outstanding
                                          drawings under the particular facility
                                          under which the drawing is made to
                                          exceed the facility limit, if any, for
                                          that particular facility.

    (i)   Variable Rate Commercial Bill Acceptance/Discount Facility (Trade)
          ------------------------------------------------------------------

          Facility Limit:                 $1,000,000

          Yield Rate:                     For each drawing of bills, a rate
                                          quoted by us in respect of the face
                                          value of the bills for the relevant
                                          tenor.

          Line Fee:                       0.50% p.a. This fee is payable
                                          quarterly in arrears.

          Acceptance Fee:                 For each bill, an amount equal to
                                          0.625% p.a. on the face amount of the
                                          bill payable on the drawdown date for
                                          the bill.

          Conditions:                     Specific Conditions are attached for
                                          this facility.

    (ii)  Interchangeable
          ---------------
          Documentary Credit/Documents Surrendered
          ----------------------------------------
          (Local or Overseas)
          -------------------
          Bills Negotiated Not Under Credit Facility
          ------------------------------------------
          (Bills Payable Overseas)
          ------------------------

          Facility limit:                 AUD13,100,000 (for this purpose we
                                          will determine prevailing market rates
                                          to convert foreign currency amounts to
                                          the equivalent amounts in AUD).

          Conditions Precedent:           You are only entitled to use this
                                          facility if we agree to the terms of
                                          your application and if you execute
                                          all documents required by us.

          Purpose:                        Establishment of documentary credits
                                          at sight or at term.

          Fees: Drawings are to be discounted at the bank bill buying rate plus a margin of 1.125% p.a for AUD amounts or in the case of foreign currency amounts, our cost of funds (as determined by us) plus a margin of 1.125%.

          Specific Conditions:            There are no Specific Conditions which
                                          apply to this facility except that
                                          drawings are to be refinanced on
                                          finance terms not exceeding 180 days
                                          including the term of the letter of
                                          credit.

3.   DOCUMENTARY CREDIT FACILITY
     ---------------------------
     (Local or Overseas)
     -------------------

     Facility limit:                      AUD5,000,000 (for this purpose we will
                                          determine prevailing market rates to
                                          convert foreign currency amounts to
                                          the equivalent amounts in AUD.)

     Termination date:                    Not before the next review date.

     Purpose:                             Establishment of documentary credits
                                          at sight.

     Condition precedent:                 You are only entitled to use the
                                          facility if we agree to the terms of
                                          your application and if you execute
                                          all documents required by us.

     Fees:                                As advised by us from time to time.

     Specific Conditions:                 There are no Specific Conditions which
                                          apply to this facility.

11.  STANDBY FACILITY
     ----------------

     Variable Rate Commercial Bill
     Acceptance/Discount Facility:

     Facility limit:                      $12,000,000 (representing the
                                          aggregate face value of the bills).

     Termination date:                    (a)  If by 30 September 1998 an
                                          underwriting arrangement, acceptable
                                          to us, has not been entered into for
                                          the listing of Galore or any other


                          [LOGO OF ANZ APPEARS HERE]
                                          associated entity of Galore in the
                                          United States of America ("US") under
                                          the Initial Public Offering ("IPO"),
                                          30 September 1998; or

                                          (b)  If an underwriting arrangement,
                                          acceptable to us, has been entered
                                          into for the listing of Galore or any
                                          other associated entity of Galore
                                          under the IPO, the date which is the
                                          earlier of:

                                               (i)  31 December 1998; or

                                               (ii) the date on which the
                                               listing of Galore or any other
                                               associated entity of Galore
                                               occurs in the US.

     Purpose:                             To assist Galore in funding its
                                          proposed selective share reduction.

     Repayment arrangement:               Unless repaid earlier, this facility
                                          will be repaid from either:

                                          (a)  the proceeds of the IPO; or

                                          (b)  if the IPO is delayed, from the
                                          proceeds of the sale of the assets of
                                          Pricotech Leisure Brands Pty Limited;
                                          or

                                          (c)  any other external resources.

     Yield rate:                          For each drawing of bills, a rate
                                          quoted by us for the face value of the
                                          bills for the relevant tenor.

     Fees:                                Establishment Fee:

                                          $25,000 payable on acceptance of this
                                          variation letter.

                                          Line Fee:

                                          1.0% pa on the facility limit, payable
                                          quarterly in advance, commencing on
                                          the date notified to you by us.

                                          Acceptance Fee:

                                          For each bill, an amount equal to 0.5%
                                          pa on the face value amount of the
                                          bill calculated on the tenor of the
                                          bill and payable on the drawdown date
                                          for the bill.

     Conditions precedent:                You will only be entitled to use the
                                          facility if:

                                          (a)  you are fully drawn under
                                          facilities 1, 2, 4 and 10 provided to
                                          you by us and provided we are
                                          satisfied, from the cashflow forecast
                                          provided by you, that the Galore Group
                                          cashflow:

                                               (i)  requires a drawing, and

                          [LOGO OF ANZ APPEARS HERE]

                                               (ii) will be sufficient to enable
                                               you to meet all your obligations
                                               to us; and

                                          (b)  Galore to have raised not less
                                          than $10,000,000 pursuant to the issue
                                          of unsecured and unsubordinated
                                          convertible notes (the "Notes") issued
                                          pursuant to the terms of a Note
                                          Subscription Agreement dated 25
                                          October, 1996 (the "Note Subscription
                                          Agreement") between Galore and SBC
                                          Warburg Australia Limited; and

                                          (c)  you have provided us with
                                          evidence (to our satisfaction) that
                                          the proposed selective share reduction
                                          as detailed in the Notice of Annual
                                          General Meeting and Information
                                          Memorandum dated 25 October, 1996 has
                                          been approved by the shareholders and
                                          the courts as required under the
                                          Corporations Law or such other
                                          regularity requirements; and

                                          (d)  we must have received a valuation
                                          of Galore by Ernst & Young, verifying
                                          that the price offered for the
                                          selective share reduction is a fair
                                          and reasonable price; and

                                          (e)  we must have received a
                                          certificate signed by the directors of
                                          Galore stating that the asset value of
                                          Pricotech Leisure Brand Pty Limited
                                          during the period between November
                                          1996 and January 1997 will be between
                                          $8,000,000 and $10,000,000; and

                                          (f)  we must have received the
                                          additional security referred to below
                                          and any other documentation in
                                          connection with the security, in a
                                          form satisfactory to us and our legal
                                          advisers; and

                                          (g)  we and our legal advisers, must
                                          be satisfied that all legal
                                          requirements in relation to the
                                          selective share reduction are in
                                          order; and

                                          (h)  we have received a certification,
                                          to our satisfaction, that your stock
                                          (or any part thereof) is not subject
                                          to any retention of title arrangement
                                          in favour of any third party (the
                                          certification must be provided by one
                                          of your directors and by one other
                                          person, being a director or secretary
                                          of you); and

                                          (i)  you must present to us an
                                          interest rate management policy and
                                          that policy must be acceptable to us;
                                          and

                                          (j)  the terms of the Notes and the
                                          Note Subscription Agreement are
                                          acceptable to us.

     Special Conditions:                  Specific conditions are attached for
                                          this facility.


                          [LOGO OF ANZ APPEARS HERE]

                                          This facility may only be drawn by
                                          Galore.

Further Security

The existing security held by us is to remain in full force and together with the further security now to be taken, will extend to cover the existing facilities currently being provided to you by us and the additional facilities in this letter.

(f) Mortgage debentures (the "US Debentures") over all the assets and undertaking of Galore and its subsidiaries in the United States or its equivalent security under the laws of the United States of America, as advised by our US legal advisers, ranking second to a mortgage debenture granted in favour of Merrill Lynch Business Financial Services Inc.

(g) Cross Guarantee between all members of the Galore Group and including all your US subsidiaries.

(h) A Deed of Priority between us and Merrill Lynch Business Financial Services Inc, in a form satisfactory to us, granting them a USD 2,150,000 priority (which priority will reduce in accordance with the terms of the repayment arrangements under part of the facilities which it secures) in relation to our US Debentures. The Deed of Priority must have reduced to USD1,500,000.00 prior to any drawdown under the Standby Facility beyond $11 million. And if requested by us:

(i) Issuing and stamping of additional new debenture certificates in our favour; and

(j) completion of a Statutory Declaration which outlines the value of total assets in each state (previously forwarded to you).

We will engage Gadens Ridgeway to prepare the necessary security documentation to complete our security position.

The security arrangements are governed by a security structure under which ANZ Capel Court Limited has been appointed security agent.

Other Conditions
----------------

Negative Pledge

You undertake not to:

(a) create or permit an encumbrance over your assets or give any guarantee or indemnity or similar security to any third party for any obligation without our prior written consent, except for a second ranking charge, upon terms acceptable to us and granted to the holders of the Notes (the "Noteholders"), pursuant to the terms of the Notes and subject to a priority agreement (acceptable to us), between us and the Noteholders or their representative (as the case may be); and

(b) make any payments under the Notes where there subsists, or upon payment, will occur, an event of default or potential event of default under the terms and conditions of this agreement or the terms and conditions of the Notes.

Cross Default

In addition to any other event of default under this agreement, it is an event of default under this agreement if an Early Redemption Event (as that term is defined in the terms of the Notes) occurs or if you breach any of the terms of the Notes.

                          [LOGO OF ANZ APPEARS HERE]

Listing in the US

Galore undertakes not to make the IPO unless we have given our prior written consent to the terms of the IPO. Such consent will not be unreasonably withheld.

All proceeds raised from the IPO must be deposited into an account opened with us, named "Galore IPO account" unless prohibited by any relevant legislation or regulatory requirement or an underwriting agreement entered into in relation to the IPO provided we are reasonably satisfied that our security will extend to those proceeds or that those proceeds form part of our security. If the proceeds are deposited into an account named "Galore IPO account" no money or amount may be withdrawn from that account until all money owing to us, whether actual or contingent, under the Standby Facility has been unconditionally repaid to us in full and in priority to the Noteholders.

Acknowledgment

We acknowledge that you have the right to issue up to 3,700,000 share options under an executive employee option scheme provided the documentation for the scheme is acceptable to us and our legal advisers.

Capital Expenditure Budget

The Galore Group's annual capital expenditure budget is to be presented to us and approved by us prior to the commencement of the next financial year. You will not, without our prior written consent, spend or incur any capital expenses in aggregate in excess of $500,000 of your budget for that year.

Further Financial Performance Covenants

For the avoidance of doubt, with respect to the financial covenants, "you" or "your" means Galore and all its subsidiaries.

Previous references to "Gearing Ratio" are deleted.

You shall observe the following financial performance covenants:

Leverage Ratio is not to exceed 2.0:1. (To be monitored on a monthly basis).

Shareholders Funds, including the principal outstanding under the Notes (but excluding any capitalised or deferred interest under the Notes) is not to fall below $20,000,000.

Current Ratio not to fall below 1.50:1 (being Total Tangible Current Assets divided by Total Current Liabilities) (To be monitored monthly).

For any financial year, dividends declared and loans made to shareholders are not to exceed 50% of NPAT.

--------------------------------------------------------------
Other Ratios                          30/6/97  30/6/98
------------                          -------  -------
--------------------------------------------------------------
Effective Gearing Ratio (being         2.85:1   2.85:1
Shareholders Funds less
Intangible Assets divided by
Total Liabilities)

--------------------------------------------------------------
Interest Cover (being EBIT             1.5X     1.5x
divided by Gross Interest).

--------------------------------------------------------------

"Accounting Standards" means:

(a) the accounting standards prescribed under the Corporations Law, the Corporations Regulations and, where not inconsistent with those Accounting Standards and regulations, generally accepted principles and practices in Australia consistently applied by you as between your members; or

(b) such other standards, principles and practices that we may otherwise agree to in writing from time to time.

"EBIT" means earnings before income tax and before Gross Interest, being your gross income less costs and expenses incurred by you during the same period as disclosed by the profit and loss account excluding any income tax expense and Gross Interest.

"Intangible Assets" means:

(a) patents, patent rights, trademarks, trade names, franchises, copyrights, licences, permits, goodwill, and other intangible assets classified as such in accordance with generally accepted Accounting Standards; and

(b)  all prepayments; and

(c) future income tax benefits being the estimated amount of future saving in income tax likely to arise as a result of:

     (i)  the reversal of timing differences; and

     (ii) the recoupment of carried forward tax losses, calculated in accordance with Accounting Standards.

"Gross Interest" means the aggregate of interest and amounts in the nature of interest incurred (including without limitation payments in the nature of interest under any finance leases) or paid or for which provision has been made during the relevant accounting period, including without limitation such payments under the Notes, determined on a gross (not net) basis.

"Leverage Ratio" means the total funded debt divided by Shareholders Funds, where Shareholders Funds include the principal outstanding under the Notes.

"NPAT" means your net income on a consolidated basis equal to the gross revenues and other income, less the aggregate of:

a)   operating expenses;

b)   selling, administrative and general expense;

c)   taxes;

d)   contingency and other reserves;

e)   depreciation, depletion and amortisation of properties;

and including abnormal and extraordinary items of income or expense, all computed and consolidated in accordance with Accounting Standards.

                          [LOGO OF ANZ APPEARS HERE]

"Shareholders Funds" means the total consolidated net book value of your assets after all appropriate deductions in accordance with generally accepted Accounting Standards (including without limitation, reserves for doubtful receivable, obsolescence, depreciation and amortisation) less the consolidated liabilities (including tax and other proper accruals, and any deferred income) calculated in accordance with Accounting Standards.

"Total Tangible Current Assets" means, at any time, the aggregate of all your assets calculated on a consolidated basis which would be classified as current assets, in accordance with Accounting Standards, less Intangible Assets.

"Total Current Liabilities" means, at any time, the aggregate of all your liabilities calculated on a consolidated basis which would be classified as current liabilities, in accordance with Accounting Standards.

"Total Liabilities" means the total of all your liabilities (including provisions, tax and other accruals, dividends declared or accrued but not paid, and any deferred income) calculated in accordance with Accounting Standards and computed on a consolidated basis.

Financial Information

You must ensure that all Financial Information provided to us complies with all relevant Accounting Standards and gives a true and fair view of the financial condition and the result of your operations as at the date and in relation to the period in respect of which they were prepared.

"Financial Information" includes without limitation profit and loss accounts and balance sheets (including any statements, reports and notes attached OR issued in relation to those accounts and balance sheets).

Certificate of Compliance with Financial Undertakings

You must provide a certificate of compliance with the financial ratios specified in this letter, including reasonable details of the methodology used to calculate the ratios, and certify that all Financial Information provided to us gives a true and fair view of your financial condition and the result of your operations as at the date and in relation to the period in respect of which they were prepared.

The certificate referred to in the preceding paragraph must be signed by one of your directors and by one other person, being a director or secretary of you. These certificates must be provided within 45 days of the end of each financial half year.

Undertakings in Relation to the Notes

With respect to the Notes, Galore agrees:

(a) to provide us with a copy of any notice or demand it receives under the terms and conditions of the Notes, immediately once that notice or demand is received by Galore including without limitation any notice to convene a meeting of Noteholders to discuss or consider any action following the occurrence of an Early Redemption Event;

(b) to immediately notify us if it has or is likely to breach any term or condition of the Notes (and provide us with reasonable details of the breach or the likely breach); and

(c) not to agree to amend the terms and conditions of the Notes without our prior written consent.


                          [LOGO OF ANZ APPEARS HERE]

Additional Event of Default

You will commit an event of default if you complete:

(a) a selective share reduction without first having raised $10,000,000 from the issue of the Notes; or

(b)  any other form of share reduction.

If you commit the event of default referred to in the preceding paragraph, then in addition to any other rights or remedies we may have under this agreement, we may cancel all your facilities and demand immediate payment of all outstanding money.

Costs

All costs and fees, including legal expenses and stamp duty, associated with the preparation, negotiation and execution of this letter and the further securities are to be paid by you or to be debited to your account.

In addition, subject to any applicable law, you indemnify us in respect of and on demand will pay to us all transaction charges (such as financial institutions duty and debits tax).

No Retention of Title

We must receive a certification, to our satisfaction, that your stock (or any part thereof) is not subject to any retention of title arrangement in favour of any third party.

The certification referred to in the preceding paragraph must be provided by one of your directors and by one other person, being a director or secretary of you, within 45 days of the end of each financial year.

Renegotiation of Facilities

All terms and conditions relevant to all your facilities will be subject to renegotiation prior to 31 December 1998. If the terms and conditions of all your facilities cannot be agreed upon between us on or before 31 December 1998, then despite any provision to the contrary you will repay or pay to us on 31 December 1998 all outstanding money under all facilities provided to you and at the same time you agree to pay to us all other amounts outstanding but unpaid under any transaction document.

No Other Variations

Except as indicated in this letter, no other existing arrangements and conditions for the Facilities are varied or replaced, and those arrangements and conditions for the Facilities continue despite the variations in this letter.

Conditions Continue

Until you accept our offer and have complied with all conditions precedent, the arrangements for the facilities that we are making available to you, including the conditions on which the facilities are being made, continue.

Annual Review

Our next annual review of your facilities will be on 16 February 1997.


                          [LOGO OF ANZ APPEARS HERE]

Offer Period

Our offer is available for acceptance until the close of business on 31 December 1996 unless otherwise extended by us in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance

To accept this offer, please sign the duplicate of this letter where indicated and return it to us.

If you wish to discuss these or any other arrangements, please feel free to contact myself on 9227 1478 or Jason Mares on 9227 1705.

Your faithfully,

/s/ Neil Shilbury

Neil Shilbury
Senior Manager Corporate Banking

                          [LOGO OF ANZ APPEARS HERE]

SIGNED on behalf of BARBECUES GALORE INC.            )
by its authorised representative in the              )
presence of:                                         )
                                                     )
                                                     )       [SIGNATURE APPEARS HERE]
-----------------------------------------------      )  ----------------------------------
        Signature of witness                         )        Signature of authorised
                                                     )            representatives
-----------------------------------------------      )
   Name of witness - please print                    )
                                                     )
-----------------------------------------------      )  ----------------------------------
       Address of witness                               Name of authorised representative -
                                                                   please print

SIGNED on behalf of POOL PATIO'N THINGS, INC.        )
by its authorised representative in the              )
presence of:                                         )
                                                     )      [SIGNATURE APPEARS HERE]
-----------------------------------------------      )  ----------------------------------
      Signature of witness                           )        Signature of authorised
                                                     )            representative
-----------------------------------------------      )
  Name of witness - please print                     )
                                                     )
-----------------------------------------------      )  ----------------------------------
       Address of witness                               Name of authorised representative -
                                                                   please print

SIGNED on behalf of COOK-ON GAS PRODUCTS (AUST)     )
PTY LTD by its authorised representative            )
in the presence of:                                 )
                                                    )
                                                    )      [SIGNATURE APPEARS HERE]
-----------------------------------------------     )  ----------------------------------
Signature of witness                                )        Signature of authorised
                                                    )            representative
-----------------------------------------------     )
Name of witness - please print                      )
                                                    )
-----------------------------------------------     )  ----------------------------------
Address of witness                                     Name of authorised representative -
                                                                  please print

To accept our offer:

[_]   SIGN the attached duplicate variation letter and extract where indicated.

[_] RETURN the signed variation letter to the Bank at our address shown in the letter by 31st December 1996.

                                       2

SIGNED on behalf of VILBRENT PTY LTD by its         )
authorised representative in the presence of:       )
                                                    )
                                                    )       [SIGNATURE APPEARS HERE]
-------------------------------------------------   )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------------------   )
   Name of witness - please print                   )
                                                    )
-------------------------------------------------   )  ----------------------------------
       Address of witness                              Name of authorised representative -
                                                                  please print


SIGNED on behalf of BARBECUES GALORE PTY LTD by     )
its authorised representative in the presence of:   )
                                                    )
                                                    )      [SIGNATURE APPEARS HERE]
-------------------------------------------------   )  ----------------------------------
       Signature of witness                         )        Signature of authorised
                                                    )            representative
-------------------------------------------------   )
   Name of witness - please print                   )
                                                    )
-------------------------------------------------   )  ----------------------------------
      Address of witness                               Name of authorised representative -
                                                                  please print


SIGNED on behalf of PRICOTECH LEISURE BRANDS PTY    )
LTD by its authorised representative                )
in the presence of:                                 )
                                                    )
                                                    )       [SIGNATURE APPEARS HERE]
-------------------------------------------------   )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------------------   )
   Name of witness - please print                   )
                                                    )
-------------------------------------------------   )  ----------------------------------
      Address of witness                               Name of authorised representative -
                                                                  please print

SIGNED on behalf of G.L.G. AUSTRALIA PTY            )
LTD by its authorised representative in the         )
presence of:                                        )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of witness                              Name of authorised representative -
                                                                  please print

SIGNED on behalf of PARK-TEC                        )
ENGINEERING PTY LTD by its authorised               )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of Witness                              Name of authorised representative -
                                                                  please print

SIGNED on behalf of AUSTRALIAN                      )
ENAMELLERS PTY LTD by its authorised                )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
       Signature of witness                         )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of witness                              Name of authorised representative -
                                                                  please print

                                       4

SIGNED on behalf of GALORE GROUP                    )
SERVICES PTY LIMITED by its authorised              )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
      Address of Witness                               Name of authorised representative -
                                                                  please print

                             SURETY ACKNOWLEDGMENT


To:  Australia and New Zealand Banking Group Limited

Surety acknowledgment to Variation Letter dated 12th December 1996.

Each of the following sureties acknowledges that the securities given, or to be given by us secure all present and future obligations of the customer(s) to the Bank, including obligations in respect of the facilities as varied by the variation letter and in respect of the additional facilities detailed in the variation letter.

SIGNED on behalf of THE GALORE GROUP                )
LTD by its authorised representative in the         )
presence of:                                        )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of Witness                              Name of authorised representative -
                                                                  please print

SIGNED on behalf of VILBRENT PTY LTD by its         )
authorised representative in the presence of:       )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------               )
Name of witness - please print                      )
                                                    )
-------------------------------------               )  ----------------------------------
    Address of witness                                    Name of authorised representative -
                                                                  please print

SIGNED on behalf of BARBECUES GALORE                )
PTY LTD by its authorised representative in the     )
presence of:                                        )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
    Signature of witness                            )        Signature of authorised
                                                    )            representatives
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
      Address of Witness                                   Name of authorised representative -
                                                                  please print

SIGNED on behalf of PRICOTECH LEISURE               )
BRANDS PTY LTD by its authorised                    )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
Signature of witness                                )        Signature of authorised
                                                    )            representative
-------------------------------------               )
Name of witness - please print                      )
                                                    )
-------------------------------------               )  ----------------------------------
Address of Witness                                     Name of authorised representative -
                                                                  please print

SIGNED on behalf of G.L.G. AUSTRALIA PTY            )
LIMITED by its authorised representative
in the presence of:                                 )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
   Signature of witness                             )        Signature of authorised
                                                    )            representative
-------------------------------------               )
  Name of witness - please print                    )
                                                    )
-------------------------------------               )  ----------------------------------
    Address of Witness                                   Name of authorised representative -
                                                                  please print

SIGNED on behalf of PARK-TEC                        )
ENGINEERING PTY LTD by its authorised               )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representatives
-------------------------------------               )
  Name of witness - please print                    )
                                                    )
-------------------------------------               )  ----------------------------------
    Address of witness                                    Name of authorised representative -
                                                                  please print


SIGNED on behalf of AUSTRALIAN                      )
ENAMELLERS PTY LTD by its authorised                )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
    Signature of witness                            )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
Address of witness                                     Name of authorised representative -
                                                                  please print


SIGNED on behalf of GALORE GROUP                    )
SERVICES PTY LTD by its authorised                  )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
Signature of witness                                )        Signature of authorised
                                                    )            representative
-------------------------------------               )
Name of witness - please print                      )
                                                    )
-------------------------------------               )  ----------------------------------
Address of Witness                                     Name of authorised representative -
                                                                  please print

SIGNED on behalf of GALORE PTY LTD by its           )
authorised representative in the                    )
presence of:                                        )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
      Signature of witness                          )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of witness                              Name of authorised representative -
                                                                  please print

SIGNED on behalf of THE GALORE GROUP                )
(INT'L) PTY LTD by its authorised                   )
representative in the presence of:                  )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
Signature of witness                                )        Signature of authorised
                                                    )            representative
-------------------------------------               )
Name of witness - please print                      )
                                                    )
-------------------------------------               )  ----------------------------------
Address of witness                                     Name of authorised representative -
                                                                  please print


SIGNED on behalf of BOSMANA PTY LTD                 )
by its authorised representative in                 )
the presence of:                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
     Address of witness                                     Name of authorised representative -
                                                                  please print

SIGNED on behalf of REDGUN PTY LTD                  )
by its authorised representative in                 )
the presence of:                                    )
                                                    )       [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representative
-------------------------------------               )
  Name of witness - please print                    )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of Witness                              Name of authorised representative -
                                                                  please print


SIGNED on behalf of DOUGLAS                         )
MANUFACTURING PTY LTD by its                        )
authorised representative in                        )
the presence of:                                    )
                                                    )      [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
      Address of witness                               Name of authorised representative -
                                                                  please print


SIGNED on behalf of COUGAR LEISURE                  )
PRODUCTS PTY LTD by its authorised                  )
representative in the presence of:                  )
                                                    )
                                                    )      [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
     Signature of witness                           )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
       Address of witness                              Name of authorised representative -
                                                                  please print

                                  ACCEPTANCE


To:  Australia and New Zealand Banking Group Limited


Acceptance of offer


Variation Letter dated 12th December 1996.



We accept the additional facilities and variations detailed in this letter.

We each state that each of the additional facilities in this variation letter is for commercial purposes and that the financial accommodation made available by the Bank under each of the additional facilities will not be used wholly and exclusively for the personal, domestic or household use by any person.

Dated:                           1996.

SIGNED on behalf of THE GALORE GROUP                )
LTD by its authorised representative in the         )
presence of:                                        )
                                                    )
                                                    )  [SIGNATURE APPEARS HERE]
-------------------------------------               )  ----------------------------------
       Signature of witness                         )        Signature of authorised
                                                    )            representative
-------------------------------------               )
   Name of witness - please print                   )
                                                    )
-------------------------------------               )  ----------------------------------
Address of witness                                     Name of authorised representative -
                                                                  please print